UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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QUANTUM MATERIALS CORP.

(Name of Registrant as Specified in Its Charter)

 (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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QUANTUM MATERIALS CORP.
3055 Hunter Road
San Marcos, Texas 78666

January 29, 2016

Dear Stockholder:

This year’s Annual Meeting of Stockholders will be held on Wednesday, February 17, 2016 at 10 A.M., Central Standard time, at the principal executive offices of Quantum Materials Corp., 3055 Hunter Road, San Marcos, Texas 78666. You are cordially invited to attend.

The Notice of Annual Meeting of Stockholders and a Proxy Statement, which describe the formal business to be conducted at the meeting, have been made a part of this invitation.

Your vote is important. Whether or not you plan to attend the annual meeting, I hope that you will vote as soon as possible. Please review the instructions on each of your voting options described in the Proxy Statement you received in the mail.

Please also note that if you hold your shares in “street name” through a bank or broker, that custodian cannot vote your shares without your specific instructions.

The Proxy Statement and related proxy form are first being made available on or about January 29, 2016.

Thank you for your ongoing support of, and continued interest in, Quantum Materials Corp.

Very truly yours,

/s/ Stephen Squires
Stephen Squires Chief Executive Officer, President and Chairman of the Board of Directors

 QUANTUM MATERIALS CORP.

3055 HUNTER ROAD

SAN MARCOS, TEXAS 78666

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON

FEBRUARY 17, 2016

TO THE STOCKHOLDERS:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the “Annual Meeting”) of Quantum Materials Corp. (the “Company”) will be held on Wednesday, February 17, 2016 at 10 A.M., Central Standard time, at the principal executive offices of Quantum Materials Corp., 3055 Hunter Road, San Marcos, Texas 78666, for the following purposes:

1.	To elect five directors to serve for the ensuing year or until their successors are elected and qualified, the nominees for which are as follows: Stephen Squires, David Doderer, Ray Martin, Daniel Carlson and Sriram Peruvemba;
2.	To consider and vote upon a proposal to approve the 2015 Employee Benefit and Consulting Services Compensation Plan;
3.	To consider and ratify the selection of Weaver & Tidwell, LLP as our independent public accountants for 2015; and
4.	To consider and act upon any other matters that may properly come before the Annual Meeting or any adjournment or postponement thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

Only stockholders of record at the close of business on January 13, 2016 are entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements thereof (the “Record Date”).

You are cordially invited to attend the meeting in person. Whether or not you expect to attend the meeting, please vote your shares. You may vote in person at the Annual Meeting, vote by proxy using the enclosed proxy card, vote by proxy via facsimile or email. Any stockholder attending the meeting may vote in person, even if you already returned a proxy card or voting instruction card and intend to change your original vote. Shareholders of record may vote as follows:

•	To vote in person, come to the Annual Meeting and we will give you a ballot when you arrive.
•	To vote using the proxy care, simple complete, sign and date the enclosed proxy card and return it promptly in the enveloped provided. If you return your signed proxy card to us before the Annual Meeting, we will vote your shares as you have directed.
•	To vote by facsimile, complete, sign and date the enclosed proxy card and fax it to (702) 974-1444. Your vote must be received on or before 2 P.M. Eastern Standard time (1 P.M. Central Standard time) on February 15, 2016, to be sure your vote is counted.
•	To vote by email, complete, sign and date the enclosed proxy card and scan and email it to info@empirestock.com. Your vote must be received on or before 2 P.M. Eastern Standard time (1 P.M. Central Standard time) on February 15, 2016, to be sure your vote is counted.

Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain a legal proxy.

The Notice of the Meeting and Proxy Statement of Quantum Materials Corp. are available at

http://empirestock.com/proxy/qtmm

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON WEDNESDAY, FEBRUARY 17, 2016.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Stephen Squires
Stephen Squires Chief Executive Officer, President and Chairman of the Board of Directors

San Marcos, Texas

January 29, 2016

PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS

QUANTUM MATERIALS CORP.

3055 HUNTER ROAD
SAN MARCOS, TEXAS 78666

Information Concerning Solicitation and Voting of Proxies

General

The enclosed proxy is solicited on behalf of the Board of Directors of Quantum Materials Corp., a Nevada corporation (“Quantum” or the “Company”), for use at the Annual Meeting of Stockholders (the “Annual Meeting”) to be held on Wednesday, February 17, 2016, at 10 A.M., Central Standard time, or at any adjournments or postponements thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders. The Annual Meeting will be held at the principal executive offices of Quantum Materials Corp., 3055 Hunter Road, San Marcos, Texas 78666.

The cost of soliciting these proxies will be borne by the Company. Regular employees and directors of the Company may solicit proxies in person, by telephone, by mail, or by email. No additional compensation will be given to employees or directors for such solicitation. The Company will request brokers and nominees who hold shares of common stock, par value $0.001 per share, of Quantum (“Common Stock”) in their names to furnish proxy material to the beneficial owners of such shares and will reimburse such brokers and nominees for their reasonable expenses incurred in forwarding solicitation material to such beneficial owners.

Revocability of Proxies

Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use either by delivering to Quantum Materials Corp., Attention: Chief Executive Officer, 3055 Hunter Road, San Marcos, Texas 78666, a written notice of revocation or a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person. If a proxy is properly signed and not revoked, the shares it represents will be voted in accordance with the instructions of the stockholder. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to revoke your proxy or vote at the Annual Meeting, you must follow the instructions provided to you by the record holder and/or obtain from the record holder a proxy issued in your name. Attendance at the Annual Meeting will not, by itself, revoke a proxy.

Record Date and Share Ownership

Only stockholders of record at the close of business on January 13, 2016 (the “Record Date”), will be entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements thereof. The Company had 321,349,828 shares of Common Stock issued and outstanding as of the Record Date.

Voting

Each share of Common Stock held as of the Record Date entitles its holder to one vote on each matter to be acted upon at the Annual Meeting, including the election of directors. The presence at the Annual Meeting, either in person or by proxy, of the holders of a majority of the aggregate number of shares of Common Stock outstanding on the Record Date will represent a quorum permitting the conduct of business at the meeting. If you are a beneficial owner of shares that are held in “street name” (meaning a broker, trustee, bank or other nominee holds shares on your behalf), you must instruct your broker as to how to vote your shares on the proposals presented in this proxy statement. Failure to do so may result in a “broker non-vote” because a broker does not have discretion to vote on your behalf with respect to any of the proposals to be presented at the Annual Meeting. Any proxies received by the Company marked as abstentions or broker non-votes will be included in the calculation of whether a quorum is present at the Annual Meeting. The effect of abstentions and broker non-votes on the outcome of each proposal is set forth below.

The affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy and entitled to vote on the proposal at the Annual Meeting to elect directors. Abstentions will have the same effect as a vote against the proposal, and broker non-votes will have no effect on the outcome of this proposal. The affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy and entitled to vote on the proposal at the Annual Meeting is required to approve the 2015 Employee Benefit and Consulting Services Compensation Plan. Abstentions will have the same effect as a vote against the proposal, and broker non-votes will have no effect on the outcome of this proposal. The affirmative vote of a majority of all of the shares of Common Stock issued and outstanding and entitled to vote at the Annual Meeting is required to ratify the selection of Weaver & Tidwell, LLP as our independent public accountants for 2015. Abstentions and broker non-votes will have the same effect as a vote against the proposal.

The shares represented by the proxies received, properly marked, dated, signed and not revoked will be voted at the Annual Meeting. Where such proxies specify a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specifications made. Any proxy in the enclosed form which is returned but is not marked will be voted FOR the election of the six nominees for director listed in this Proxy Statement (Proposal 1), FOR the approval of the 2015 Employee Benefit and Consulting Services Compensation Plan (Proposal 2) and FOR the ratification of the selection of Weaver & Tidwell, LLP as our independent public accountants for 2015 (Proposal 3).

Proposal No. 1: Election of Directors

Nominees

Unless otherwise instructed, the proxy holders will vote the proxies received by them for the five nominees named below, regardless of whether any other names are placed in nomination by anyone other than one of the proxy holders. If the candidacy of any one or more of such nominees should, for any reason, be withdrawn, the proxy holders will vote in favor of the remainder of those nominated and for such substituted nominees, if any, as shall be designated by the Board of Directors. Please note that if the candidacy of one or more nominees should be withdrawn, the Board of Directors may reduce the number of directors to be elected at this time. The Board of Directors has no reason to believe that any of the persons named will be unable or unwilling to serve as a nominee or as a director if elected.

If a quorum is present in person or by proxy at the Annual Meeting, the five nominees receiving the affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy and entitled to vote to elect directors will be elected as directors at the Annual Meeting to serve until the next annual meeting or until their respective successors are duly elected or appointed.

The Company’s Bylaws provide that the number of directors of the Company shall be no less than one (1) and no more than eight (8), with the exact number within such range to be fixed by the Board of Directors. The Board of Directors has recommended and nominated the six nominees listed below.

The names, the positions with the Company and the ages as of the Record Date of the individuals who are our nominees for election as directors are:

Name	Age	Position with the Company
Stephen Squires	56	President and Chief Executive Officer, Director
David Doderer	46	Vice President-Research and Development, Director
Ray Martin	58	Director
Daniel Carlson	48	Director
Sriram Peruvemba	50	Director

Biographical information concerning each nominee is set forth below:

Stephen Squires, President, CEO, and Chairman. Mr. Squires has over 25 years of experience in turnarounds, startups, business development, mergers and acquisitions and strategic planning. Mr. Squires is skilled at identifying emerging technologies and driving commercialization/global market introduction to position companies for growth. He has served as the Company’s President, CEO and Chairman since 2008. Prior to QMC, from 2001 to 2008, Mr. Squires’ principal occupation was consulting and advising in the areas of advanced materials, nanotechnology, applications engineering, strategic international marketing with emphasis on middle east and commercialization of emerging technologies for Orasi LLC. From1983 to 2001, Mr. Squires, as founder, served as President and Chief Executive Officer of Aviation Composite Technologies, Inc., a company whose principal business was the engineering, design, manufacture and refurbishment of advanced composite aero structures (“Aviation Composite”). Under Mr. Squires’ leadership, Aviation Composite grew from zero to over 200 employees and operated a 100,000 square foot state of the art facility. Aviation Composite was merged with USDR Aerospace in 2001. From 1977 to 1983, he worked at McDonnell Douglas Corporation, a company engaged in the business of building advanced tactical fighter aircraft and space vehicles, developing and adapting advanced materials for combat aircraft applications. Mr. Squires’ extensive business, managerial, executive and leadership experience in a variety of industries, qualifies him for service on our Board.

David Doderer, Vice President, Research and Development and Director. Mr. Doderer has over 20 years of research and development experience in emerging technologies including aerospace, biotech, and nano and quantum materials. He joined the Company in 2008.  From 2006 to 2008, he managed Hudler Titan LLC, a technology consulting company, specializing in advanced nanofiber filtration for gaseous streams; experimental design and predictive modeling; and a clean energy/ clean air/ clean water initiative through aggregation of retail level contributions in alternative energy based carbon offset programs. From 2002 to 2005, he served as principal investigator for USGN, a company engaged in the business of defense, safety and security solutions, where he contributed to numerous patents/patents pending and proprietary processes. Mr. Doderer’s experience in engineering, research and development in emerging technologies, his contributions to the filings of numerous patents and proprietary processes, and commercial planning provides invaluable experience to our Board.

Ray Martin, Director.  Mr. Martin joined the Board in December 2013. Mr. Martin has served as President and Chief Executive Officer of Alternative Lighting Technologies (ALT) since October 2012. ALT is an intellectual property company developing drivers and innovative solutions for LED lighting. Prior to ALT, Mr. Martin worked as Vice President of Technology at Daewon Semiconductor Corporation from December 2010 to September 2012. He has 30 years of product development experience in the semiconductor, energy and lighting industries at companies including Intel Corporation, Asyst Technologies, and Daewon Semiconductor Corporation. In his 14 years at Intel, Mr. Martin worked primarily in Intel’s Technology Development group, in process engineering, industrial engineering, and production management positions. Mr. Martin has a B.S. in Industrial Engineering from Georgia Tech and a M.S. Engineering Management from Santa Clara University. He was an adjunct professor at Santa Clara University, and he served on the board of directors of Sustainable Silicon Valley, a non-profit dedicated to promoting sustainability solutions. Management believes that Mr. Martin’s background described above makes him a suitable person to serve as an independent director.

Daniel Carlson, Director.  Daniel Carlson joined the Board on September 14, 2015. Management believes that Mr. Carlson is a suitable person to serve as an independent director as he is a finance executive with a track record in financing and managing companies from inception through public listing, with a particular strength in relationship and business development. More specifically, since 2008, Mr. Carlson is a founding partner and Chief Financial Officer of LIFE Power & Fuels LLC and its affiliated entities. At LIFE Power & Fuels LLC, he co-developed strategy of holding companies, managed initial and secondary financings, and he was responsible for all investor communications and maintained all books and records. From February 2012 through July 2015, Mr. Carlson was Chief Financial Officer and Corporate Secretary of American Sands Energy Corp., a LIFE portfolio company. At American Sands Energy Corp., he structured and assisted in closing financings and built financial models, designed corporate website, created all marketing documents and participated in investor roadshows. Mr. Carlson was also Co-founder, Director (head of compensation committee), Treasurer, Corporate Secretary and Chief Financial Officer of Colombia Energy Resources, a LIFE portfolio company. He also served as Managing Director of Terranova Capital Partners, a LIFE Affiliated Company. Mr. Carlson currently serves on the board of directors of McorpCX, Inc., a customer experience services company that provides consulting and technology solutions to customer-centric organizations.

Sriram Peruvemba, Director. Sriram Peruvemba joined the Board on October 14, 2015.  Mr. Peruvemba is the CEO of Marketer International, a marketing services firm, a position he has held since July 2014. Since August 2014, he has also served as head of marketing for The Society for Information Display (SID). Prior to that, Mr. Peruvemba held the positions of Chief Marketing Officer at Cambrios Technologies from April 2013 through July 2014 and Chief Marketing Officer at E Ink Corporation from December 2009 through April 2013. With over 25 years of experience in the technology industry, Mr. Peruvemba has been an influential advocate in the advancement of electronic display technology. He is an acknowledged expert on electronic displays, touch screens, and related technologies and consults, writes and presents on those subjects, globally.  Mr. Peruvemba has also held senior level positions at Sharp Corp, TFS Inc., Planar Systems and Suntronic Technology. He has BSEE and MBA degrees and a post-graduate diploma in management. With an extensive background in the Company’s sciences, management believes Mr. Peruvemba is a suitable person to serve as an independent director.

Vote Required and Board of Directors Recommendation

The five nominees receiving the affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy and at the Annual Meeting to elect directors will be elected as directors of the Company.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE NOMINEES LISTED ABOVE.

Corporate Governance

Director Independence

The Board of Directors has determined that each of the following director nominees is independent within the meaning of the listing standards of the NASDAQ Stock Market:

Ray Martin

Daniel Carlson

Sriram Peruvemba

In this Proxy Statement these three director nominees are referred to individually as an “Independent Director” and collectively as the “Independent Directors.”

Board Meetings and Committees; Annual Meeting Attendance

The Board of Directors held a total of four (4) meetings during the fiscal year ended June 30, 2015, all of which were regular meetings. All directors attended at least 50% of the aggregate number of meetings of the Board of Directors and of the committees on which such directors’ serve. In addition, the Board acted numerous times by written consent as permitted under Nevada law. In September 2015, the Board of Directors established a Compensation Committee, a Nominating and Corporate Governance Committee and an Audit Committee, each composed of the requisite number of Independent Directors under the applicable NASDAQ Stock Market rules for purposes of serving on such committees.

The Company does not have a policy regarding attendance by the directors at the Company’s Annual Meeting. Two of our directors were present at the last Annual Meeting held on March 18, 2013.

Compensation Committee

The Company has a Compensation Committee of the Board of Directors, currently consisting of Mr. Martin, as chairman, Mr. Carlson and Mr. Peruvemba. The Compensation Committee held no meetings in fiscal year 2015. The Board has approved a charter for the Compensation Committee. A copy of this charter can be found on the Company’s website at http://www.qmcdots.com. The Compensation Committee’s responsibilities include:

•	annually reviewing and approving corporate goals and objectives relevant to the compensation of our Chief Executive Officer;
•	evaluating the performance of our Chief Executive Officer in light of such corporate goals and objectives and determining the compensation of our Chief Executive Officer;

•	reviewing and approving the compensation of our other executive officers;
•	reviewing and establishing our overall management compensation, philosophy and policy;
•	overseeing and administering our compensation and similar plans;
•	evaluating and assessing potential current compensation advisors in accordance with the independence standards;
•	retaining and approving the compensation of any compensation advisors;
•	reviewing and approving our policies for the grant of non-cash compensation and perquisites;
•	reviewing and making recommendations to the board of directors with respect to director compensation; and
•	reviewing the compensation discussion and analysis to be included in our annual proxy statement.

Audit Committee

The Company has an Audit Committee of the Board of Directors, currently consisting of Mr. Carlson, as chairman, Mr. Martin and Mr. Peruvemba. The Audit Committee held no meetings in fiscal year 2015. The Board of Directors has determined that Mr. Carlson is an “audit committee financial expert,” as defined under the rules of the SEC. The Board has approved a charter for the Audit Committee. A copy of this charter can be found on the Company’s website at http://www.qmcdots.com. The Audit Committee’s responsibilities include:

•	appointing, approving the compensation of, and assessing the independence of our independent registered public accounting firm;
•	approving auditing and permissible non-audit services, and the terms of such services, to be provided by our independent registered public accounting firm;
•	reviewing the internal audit plan with the independent registered public accounting firm and members of management responsible for preparing our consolidated financial statements;
•	reviewing and discussing with management and the independent registered public accounting firm our annual and quarterly consolidated financial statements and related disclosures as well as critical accounting policies and practices used by us;
•	reviewing the adequacy of our internal control over financial reporting;
•	reviewing the code of business conduct and ethics and granting waivers for executive officers and directors thereunder;
•	establishing policies and procedures for the receipt and retention of accounting-related complaints and concerns;
•	recommending, based upon the audit committee’s review and discussions with management and the independent registered public accounting firm, whether our audited consolidated financial statements shall be included in our Annual Report on Form 10-K;
•	recommending, based upon the audit committee’s review and discussions with management and the independent registered public accounting firm, whether our audited consolidated financial statements shall be included in our Annual Report on Form 10-K;
•	preparing the audit committee report required by SEC rules to be included in our annual proxy statement;

•	reviewing all related party transactions for potential conflict of interest situations and approving all such transactions; and
•	reviewing earnings releases.

Nominating and Corporate Governance Committee

The Company has a Nominating and Corporate Governance Committee of the Board of Directors, currently consisting of Mr. Squires, as chairman, Mr. Carlson and Mr. Martin. The Nominating and Corporate Governance Committee held no meetings in fiscal year 2015. A copy of this charter can be found on the Company’s website at http://www.qmcdots.com. The Nominating and Corporate Governance Committee’s responsibilities include:

•	developing and recommending to the Board of Directors criteria for board and committee membership;
•	establishing procedures for identifying and evaluating Board of Director candidates, including nominees recommended by stockholders;
•	identifying individuals qualified to become members of the Board of Directors;
•	recommending to the Board of Directors the persons to be nominated for election as directors and to each of the Board’s committees;
•	recommending to the Board of Directors the persons to be nominated for election as directors and to each of the Board’s committees; and
•	overseeing the evaluation of the Board of Directors and the Chief Executive Officer.

Board Leadership Structure and Role in Risk Oversight

Mr. Squires currently serves as both Chief Executive Officer and Chairman of the Board of Directors. The Board does not have a formal policy on whether the roles of Chief Executive Officer and Chairman should be separate and has not appointed a lead independent director, but believes at this time that the Company and its stockholders are best served by its current leadership structure. Combining the roles of Chief Executive Officer and Chairman fosters accountability, effective decision-making and alignment between interests of the Board and management.

It is management’s responsibility to manage risk and bring material risks to the attention of the Board. The Board administers its risk oversight role by reviewing strategic, financial and execution risks and exposures associated with the Company’s operations and financial condition; litigation and other matters that may present material risk to the Company’s operations, plans, prospects or reputation; acquisitions and divestitures; and senior management succession planning. This oversight role is performed directly and through the committee structure and the committees’ regular reports to the Board of Directors.

Code of Ethics

We have adopted a Code of Business Conduct and Ethics, which applies to all employees, officers and directors of the Company. The Code of Business Conduct and Ethics meets the requirements of “code of ethics” as defined by Item 406 of Regulation S-K and also meets the requirements of the code of business, conduct and ethics under the listing standards for the NASDAQ Stock Market. A copy of the Code of Business Conduct and Ethics can be found on the Company’s website at http://www.qmcdots.com.

Proposal No. 2: Approval of THE 2015 EMPLOYEE BENEFIT AND CONSULTING SERVICES COMPENSATION PLAN

On December 8, 2015, our Board of Directors approved the Quantum Materials Corp. 2015 Employee Benefit and Consulting Services Compensation Plan (the “2015 Plan”), subject to the approval of our stockholders at the 2015 Annual Meeting. We are submitting the 2015 Plan to our stockholders for approval in order to satisfy (1) applicable listing rules of the NASDAQ Stock Market and (2) the stockholder approval requirement under Section 162(m).

The 2015 Plan shall become effective upon the date that stockholders approve the plan.

Summary of the 2015 Plan

The material features of the 2015 Plan are summarized below. This summary is qualified in its entirety by reference to the full text of the 2015 Plan, which is set forth in Appendix A to this proxy statement.

Purpose

The 2015 Incentive Plan is intended to promote the interests of the Company and its stockholders by providing the employees and consultants of Quantum with incentives and rewards to encourage them to continue in the service of Quantum and with a proprietary interest in pursuing the long-term growth, profitability and financial success of Quantum.

Administration

The Board of Directors, the Compensation Committee or both, in the sole discretion of the Board of Directors, shall administer the 2015 Incentive Plan in accordance with its terms. The Board, subject to the provisions of the 2015 Plan, has the authority to determine and designate officers, employees, director and consultants to which awards shall be made and the terms, conditions and restrictions applicable to each award (including, but not limited to, the option price, any restriction limitation, any vesting schedule or acceleration thereof, and any forfeiture restrictions). The Board may, in its sole discretion, accelerate the vesting of awards. The Board of Directors must approve all grants of stock options and common stock awards issued to our officers or directors.

Eligibility

The Company’s officers, employees, directors and consultants of the Company and its subsidiaries are eligible to be granted stock options, and common stock awards. Eligibility shall be determined by the Board; however, all stock options and common stock awards granted to officers and directors must be approved by the Board.

Shares Subject to the Plan

The maximum number of shares of Common Stock that may be covered by stock options and common stock awards granted under the 2015 Plan shall not exceed 15,000,000 shares in the aggregate. Such shares may be either authorized and unissued shares or issued shares reacquired by the Company and held in treasury. The 2015 Plan does not limit the number of shares of Common Stock with respect to which stock options or common stock awards may be granted to any individual during any calendar year.

Award Types

The 2015 Plan is designed to enable us to offer certain officers, employees, directors and consultants of us and our subsidiaries equity interests in us and other incentive awards in order to attract, retain and reward such individuals and to strengthen the mutuality of interests between such individuals and our stockholders. In furtherance of this purpose, the 2015 Plan contained provisions for granting incentive and non-statutory stock options and common stock awards.

Stock Options. A “stock option” is a contractual right to purchase a number of shares of Common Stock at a price determined on the date the option is granted. The option price per share of Common Stock purchasable upon exercise of a stock option and the time or times at which such options shall be exercisable shall be determined by the Board at the time of grant. Such option price shall not be less than 100% of the fair market value of the Common Stock on the date of grant. The option price must be paid in cash, money order, check or Common Stock of the Company. The Options may also contain at the time of grant, at the discretion of the Board of Directors, certain other cashless exercise provisions.

Options shall be exercisable at the times and subject to the conditions determined by the Board of Directors at the date of grant, but no option may be exercisable more than ten years after the date it is granted. If the Optionee ceases to be an employee of our company for any reason other than death, any option granted as an Incentive Stock Option exercisable on the date of the termination of employment may be exercised for a period of thirty days or until the expiration of the stated term of the option, whichever period is shorter. In the event of the Optionee’s death, any granted Incentive Stock Option exercisable at the date of death may be exercised by the legal heirs of the Optionee from the date of death until the expiration of the stated term of the option or six months from the date of death, whichever event first occurs. In the event of disability of the Optionee, any granted Incentive Stock Options shall expire on the stated date that the Option would otherwise have expired or 12 months from the date of disability, whichever event first occurs. The termination and other provisions of a non-statutory stock option shall be fixed by the Board of Directors at the date of grant of each respective option.

Common Stock Award. A “common stock award” is shares of Common Stock that will be issued to a recipient at the end of a restriction period, if any, specified by the Board of Directors if he or she continues to be an employee, director or consultant of the Company. If the recipient remains an employee, director or consultant at the end of the restriction period, the applicable restrictions will lapse and we will issue a stock certificate representing such shares of Common Stock to the participant. If the recipient ceases to be an employee, director or consultant of the Company for any reason (including death, disability or retirement) before the end of the restriction period unless otherwise determined by the Board of Directors, the restricted stock award will be terminated.

Amendment and Termination

The Board may at any time amend, discontinue, or terminate all or any part of the 2015 Plan, provided, however, that unless otherwise required by law, the rights of a participant may not be impaired without his or her consent, and provided that we will seek the approval of our stockholders for any amendment if such approval is necessary to comply with any applicable federal or state securities laws or rules or regulations.

Adjustments Upon Certain Changes

The aggregate number of shares issuable under the 2015 Plan and the number of shares subject to stock options and common stock awards to be granted under the 2015 Plan are subject to adjustment in the event of certain mergers, reorganizations, consolidations, recapitalizations, dividends (other than a regular cash dividend), stock split or other change in corporate structure affecting the Common Stock. Shares subject to options that expire, terminate or are canceled unexercised, shares of stock that have been forfeited to the Company and shares that are not issued as a result of forfeiture or termination of an award may be reissued under the 2015 Plan.

Summary of Federal Income Tax Consequences of Awards

ISOs. A participant who is granted an ISO does not recognize taxable income at the time the ISO is granted or upon its exercise, but the excess of the aggregate fair market value of the shares acquired on the exercise date (ISO shares) over the aggregate exercise price paid by the participant is included in the participant’s income for alternative minimum tax purposes. Upon a disposition of the ISO shares more than two years after grant of the ISOs and one year after exercise of the ISOs, any gain or loss is treated as long-term capital gain or loss. In such case, the Company would not be entitled to a deduction. If the participant sells the ISO shares prior to the expiration of these holding periods, the participant recognizes ordinary income at the time of disposition equal to the excess if any, of the lesser of (1) the aggregate fair market value of the ISO shares at the date of exercise and (2) the amount received for the ISO shares, over the aggregate exercise price previously paid by the participant. Any gain or loss recognized on such a premature disposition of the ISO shares in excess of the amount treated as ordinary income is treated as long-term or short-term capital gain or loss, depending on how long the shares were held by the participant prior to the sale. The amount of ordinary income recognized by the participant is subject to payroll taxes. The Company is entitled to a deduction at the same time and in the same amount as the participant recognizes ordinary income.

Nonstatutory Stock Options. A participant who is granted a stock option that is not an ISO (a nonstatutory stock option) does not recognize any taxable income at the time of grant. Upon exercise, the participant recognizes taxable income in an amount equal to the aggregate fair market value of the shares subject to the nonstatutory stock options over the aggregate exercise price of such shares. Any taxable income recognized in connection with the exercise of nonstatutory stock options by an employee is subject to payroll taxes. The Company is entitled to a deduction at the same time and in the same amount as the participant recognizes ordinary income. The participant’s basis in the option shares will be increased by the amount of ordinary income recognized. Upon the sale of the shares issued upon exercise of the nonstatutory stock options, any further gain or loss recognized will be treated as long-term or short-term capital gain or loss, depending on how long the shares were held by the participant prior to the sale.

Restricted Stock. A participant will not recognize income at the time a restricted stock award is granted. When the restrictions lapse with regard to any installment of restricted stock, the participant will recognize ordinary income in an amount equal to the fair market value of the shares with respect to which the restrictions lapse, unless the participant elected to realize ordinary income in the year the award is granted in an amount equal to the fair market value of the restricted stock awarded, determined without regard to the restrictions. The amount of ordinary income recognized by the participant is subject to payroll taxes. The Company is entitled to a deduction at the same time and in the same amount as the participant recognizes ordinary income.

Performance-Based Awards. A participant will not recognize income at the time of grant of a performance-based award. The participant will recognize ordinary income at the time the performance-based award vests in an amount equal to the dollar amount, or the fair market value of the shares of Common Stock, subject to the award. The amount of ordinary income recognized by the participant is subject to payroll taxes. The Company is entitled to a deduction at the same time and in the same amount as the participant recognizes ordinary income.

Section 162(m) Compensation Deduction Limitation. In general, Section 162(m) limits the Company’s compensation deduction to $1,000,000 paid in any tax year to any “covered employee” as defined under Section 162(m). This deduction limitation does not apply to certain types of compensation, including performance-based compensation. The terms of the 2015 Incentive Plan permit, but do not require, the Company to grant performance-based awards under the plan that meet the requirements of performance-based compensation so that such awards will be deductible by the Company for federal income tax purposes.

Vote Required and Board of Directors’ Recommendation

The affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy and to vote at the Annual Meeting is required for approval of this proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE 2015 EMPLOYEE BENEFIT AND CONSULTING SERVICES COMPENSATION PLAN.

Proposal No. 3: RATIFICATION OF THE APPOINTMENT OF WEAVER & TIDWELL, LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR 2015

The Board of Directors selected Weaver & Tidwell, LLP (“Weaver”) as independent public accountants for the Company for 2015. The Audit Committee and the Board of Directors believe that the appointment of Weaver for 2015 is appropriate because of the firm’s reputation, qualifications and experience.

The Board of Directors will reconsider the appointment of Weaver if the Company’s stockholders do not ratify its selection. Even if stockholders ratify the selection of Weaver, the Board of Directors, in its discretion, could decide to terminate the engagement of Weaver and to engage another firm of independent public accountants if the Board of Directors determines such action to be necessary or desirable.

Vote Required and Board of Directors’ Recommendation

The affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy and to vote at the Annual Meeting is required for approval of this proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF WEAVER & TIDWELL, LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS FIRM FOR FISCAL YEAR 2015.

Executive Compensation and Other Information

Summary Compensation Table

The following table sets forth the overall compensation earned over the fiscal years ended June 30, 2014 and 2015 by (1) each person who served as the chief executive officer or chief financial officer of the Company or its subsidiary during fiscal year 2015; and (2) our most highly compensated executive officers as of June 30, 2015 with compensation during fiscal year ended 2015 of $100,000 or more.

	Fiscal Year	Salary ($)	Bonus ($)	Stock Awards ($)	Warrants Or Options Awards ($)(1)	Non- Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($) (2)(3)	Total ($) (3)

Stephen Squires	2015	$225,000	$0	$0	$0	$0	$0	$36,000	$261,000
Chief Executive Officer (4)	2014	$225,000	$0	$0	$0	$0	$0	$11,520	$236,520

Craig Lindberg	2015	$30,000	$0	$0	$1,974,591	$0	$0	$0	$2,004,591
Chief Financial Officer	2014	$0	$0	$0	$0	$0	$0	$0	$0

Chris Benjamin	2015	$120,000	$0	$0	$0	$0	$0	$0	$120,000
Former CFO (4)	2014	$120,000	$0	$0	$0	$0	$0	$0	$120,000

David Doderer	2015	$150,000	$0	$0	$0	$0	$0	$0	$150,000
Vice President (4)	2014	$150,000	$0	$0	$0	$0	$0	$0	$150,000

Dr. Ghassan Jabbour	2015	$120,000	$0	$0	$0	$0	$0	$0	$120,000
Chief Science Officer (4)	2014	$120,000	$0	$0	$0	$0	$0	$0	$120,000

(1)	The options and restricted stock awards presented in this table for 2014 and 2015 reflect the entire fair value of such awards in the year of grant. However, the accompanying consolidated financial statements reflect the dollar amount expensed by the company during applicable fiscal year for financial statement reporting purposes pursuant to guidance issued by the FASB. Such guidance requires the company to determine the overall value of the stock awards and options as of the date of grant. The stock awards are valued based on the fair market value of such shares on the date of grant and are charged to compensation expense over the related vesting period. The options are valued at the date of grant based upon the Black-Scholes method of valuation, which is expensed over the service period over which the options become vested. As a general rule, for time-in-service-based options, the company will immediately expense any option or portion thereof which is vested upon grant, while expensing the balance on a pro rata basis over the remaining vesting term of the option. For a description of the guidance issued by the FASB and the assumptions used in determining the value of the options under the Black-Scholes model of valuation, see the notes to the consolidated financial statements included in the Form 10-K filed for the Company’s fiscal year ended June 30, 2015.

(2)	Includes all other compensation not reported in the preceding columns, including (i) perquisites and other personal benefits, or property, unless the aggregate amount of such compensation is less than $10,000; (ii) any “gross-ups” or other amounts reimbursed during the fiscal year for the payment of taxes; (iii) discounts from market price with respect to securities purchased from the company except to the extent available generally to all security holders or to all salaried employees; (iv) any amounts paid or accrued in connection with any termination (including without limitation through retirement, resignation, severance or constructive termination, including change of responsibilities) or change in control; (v) contributions to vested and unvested defined contribution plans; (vi) any insurance premiums paid by, or on behalf of, the company relating to life insurance for the benefit of the named executive officer; and (vii) any dividends or other earnings paid on stock or option awards that are not factored into the grant date fair value required to be reported in a preceding column.

(3)	In 2014, the Company utilized the home of Stephen Squires as an executive office. Total compensation includes the amount accrued or reimbursed to Mr. Squires as it pertains to his home office.

(4)	See “Salary or Consulting Accruals” below for a description of accrued salaries of certain officers and directors, some of which were converted into warrants to purchase Common Stock of the Company.

Outstanding equity awards at fiscal year-end

 The following table provides certain information concerning any common share purchase options, stock awards or equity incentive plan awards held by each of our named executive officers and directors that were outstanding, exercisable and/or vested as of June 30, 2015.

	Option Awards (1)					Stock Awards (1)
								Equity
								Incentive
								Plan	Equity
								Awards:	Incentive Plan
			Equity				Market	Number	Awards:
			Incentive				Value of	of	Market or
	Number		Plan			Number	Shares	Unearned	Payout Value
	of	Number of	Awards:			of	or	Shares,	of
	Securities	Securities	Number of			Shares or	Units of	Units or	Unearned
	Underlying	Underlying	Securities			Units of	Stock	Other	Shares, Units
	Unexercised	Unexercised	Underlying	Option		Stock	That	Rights	or
	Options	Options (#)	Unexercised	Exercise	Option	That	Have	That	Other Rights
	(#)	Unexercisable	Unearned	Price	Expiration	Have Not	Not	Have Not	That Have Not
Name	Exercisable	(3)	Options (#)	($)	Date	Vested (#)	Vested	Vested	Vested
Stephen Squires (1)(2)	0	1,000,000	0	$0.05	10/19/2019	0	0	N/A	N/A
	0	5,000,000	0	$0.05	1/20/2020	0	0	N/A	N/A
	0	1,666,666	0	$0.075	11/4/2015	0	0	N/A	N/A
	0	3,500,000	0	$0.05	3/2/2017	0	0	N/A	N/A
	0	5,000,000	0	$0.05	3/29/2023	0	0	N/A	N/A
	0	2,968,750	0	$0.06	2/10/2019	0	0	N/A	N/A
	0	1,562,500	0	$0.08	6/6/2019	0	0	N/A	N/A

Craig Lindberg	0	14,300,000	0	$0.10	4/2/2025	0	0	N/A	N/A

David Doderer (1)(2)	0	500,000	0	$0.05	10/19/2019	0	0	N/A	N/A
	0	833,333	0	$0.075	11/4/2015	0	0	N/A	N/A
	0	738,636	0	$0.11	5/18/2016	0	0	N/A	N/A
	0	5,000,000	0	$0.05	3/29/2023	0	0	N/A	N/A
	0	3,000,000	0	$0.05	1/11/2018	0	0	N/A	N/A
	0	781,250	0	$0.06	2/10/2019	0	0	N/A	N/A

Dr. Ghassan Jabbour (2)	0	300,000	0	$0.05	10/19/2019	0	0	N/A	N/A
	0	3,250,000	0	$0.075	11/4/2015	0	0	N/A	N/A
	0	568,181	0	$0.11	5/18/2016	0	0	N/A	N/A
	0	3,750,000	0	$0.06	2/10/2019	0	0	N/A	N/A
	0	1,500,000	0	$0.08	6/6/2019	0	0	N/A	N/A

(1)	On January 20, 2010, the Board of Directors approved employment contracts of Stephen Squires and David Doderer which each contained grants of 5,000,000 restricted shares of Common Stock. The contracts also contained the grant of ten-year non-statutory stock options to purchase 5,000,000 shares of common stock at an exercise price of $0.05 per share.

(2)	See “Salary or Consulting Accruals” below for a description of accrued salaries of certain officers and directors which were converted into warrants and options to purchase Common Stock of the Company.

(3)	In September 2015, the Company’s officers, and certain employees owning options and warrants to purchase 57,974,414 shares of the Company’s Common Stock entered into an agreement with the Company that such persons cannot exercise their options and warrants and that the Company does not have to reserve for issuance the issuance of shares of Common Stock underlying their options and warrants until the earlier of August 1, 2016 or the Company having unreserved shares sufficient for all outstanding options to be exercised. This could happen through an increase in authorized common shares, cancellation of outstanding convertible notes or warrants, or stockholder approved reverse stock split.

Director Compensation

Cash Fees

As of the filing date of the Company’s Annual Report on Form 10-K, no cash fees have been paid to any directors of the Company, although the Board reserves the right to pay such cash fees in the future.

Restricted Stock and Options

Dr. Michael Wong received in October 2009 and in June 2012, options to purchase 300,000 shares and 250,000 shares, respectively, under the Company’s 2009 Employee Benefit and Consulting Services Compensation Plan. These options were granted over a term of ten years and five years, respectively, at exercise prices ranging from $0.04 per share to $0.05 per share.

In December 2014, Ray Martin and John Heaton were granted 78,947 and 52,632 shares respectively for their services as directors during the Company’s fiscal year 2015.

In September 2015, Ray Martin and Daniel Carlson were each granted 500,000 stock options which vest in equal annual amounts over three years for his services as a director in the Company’s fiscal year 2016. The options have a 10-year term and an exercise price of $0.17.

In October 2015, Sriram Peruvemba was granted 500,000 stock options which vest in equal annual amounts over three years for his services as a director in the Company’s fiscal year 2016. The options have a 10-year term and a strike price of $0.17.

The Company’s other directors, namely, Stephen Squires, David Doderer, and Ghassan Jabbour are each directors and executive officers of the Company. Their employment contracts and employment arrangements have included the receipt of restricted shares of Common Stock and options/warrants granted in connection with services rendered as employees of the Company.

Travel Expenses

All directors shall be reimbursed for their reasonable out of pocket expenses associated with attending the board meeting.

2015 Compensation

The following table shows the overall compensation earned for the 2015 fiscal year with respect to each non-employee director of the Company as of June 30, 2015.

	DIRECTOR COMPENSATION
Name and Principal Position	Fees Earned or Paid in Cash ($)	Stock Awards ($) (1)	Warrant/ Option Awards ($) (1)	Non-Equity Incentive Plan Compensation ($) (2)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($) (3)	Total ($)

Ray Martin, Director	0	15,000	0	0	0	0	15,000
Daniel Carlson, Director	0	0	0	0	0	0	0
Sriram Peruvemba, Director	0	0	0	0	0	0	0
John Heaton, Former Director	0	10,000	0	0	0	0	10,000
Dr. Michael Wong, Former Director	0	0	0	0	0	0	0

(1)       ASC 718 requires the company to determine the overall value of the restricted stock awards and the options as of the date of grant based upon the Black-Scholes method of valuation, which value is set forth in the table above, and to then expense that value over the service period over which the restricted stock awards and the options become exercisable vested.  As a general rule, for time-in-service-based restricted stock awards and options, the company will immediately expense any restricted stock award or option or portion thereof which is vested upon grant, while expensing the balance on a pro rata basis over the remaining vesting term of the restricted stock award and option.  For a description of ASC 718 and the assumptions used in determining the value of the restricted stock awards and options under the Black-Scholes model of valuation, see the notes to the consolidated financial statements included in the Form 10-K filed for the Company’s fiscal year ended June 30, 2015.

(2)       Excludes awards or earnings reported in preceding columns.

(3)       Includes all other compensation not reported in the preceding columns, including (i) perquisites and other personal benefits, or property, unless the aggregate amount of such compensation is less than $10,000; (ii) any “gross-ups” or other amounts reimbursed during the fiscal year for the payment of taxes; (iii) discounts from market price with respect to securities purchased from the company except to the extent available generally to all security holders or to all salaried employees; (iv) any amounts paid or accrued in connection with any termination (including without limitation through retirement, resignation, severance or constructive termination, including change of responsibilities) or change in control; (v) contributions to vested and unvested defined contribution plans; (vi) any insurance premiums paid by, or on behalf of, the company relating to life insurance for the benefit of the director; (vii) any consulting fees earned, or paid or payable; (viii) any annual costs of payments and promises of payments pursuant to a director legacy program and similar charitable awards program; and (ix) any dividends or other earnings paid on stock or option awards that are not factored into the grant date fair value required to be reported in a preceding column.

Independent Registered Public Accounting Firm

The Board of Directors appointed the firm of Weaver & Tidwell, LLP (“Weaver”), independent public accountants, to audit the financial statements of the Company for the fiscal year ending June 30, 2015. Representatives of Weaver are expected to be present at the Annual Meeting. They will have an opportunity to make a statement if they desire to do so and will be able to respond to appropriate questions from stockholders.

Accountant Fees and Services

 On June 15, 2015, the Company’s Board of Directors dismissed Messineo & Co., CPA’s LLC (“Messineo”) as the Company’s independent accountants and approved engaging Weaver of Houston, Texas, as the Company’s new registered independent public accountant.

The following table presents the aggregate fees billed by Weaver for services rendered for the fiscal years ended June 30, 2015 and 2014:

	Services Billed for the Year Ended June 30,
	2015	2014
Audit Fees (1)(2)	$69,000	$0
Audit-Related Fees	0	0
Tax Fees	0	0
All Other Fees	$0	$0
Total	$69,000	$0

(1) The Audit fees for the years ended June 30, 2015 were for professional services rendered for the audits of Company’s consolidated financial statements , the review of documents filed with the SEC, and consents.

(2) The Company engaged Weaver to re-audit the consolidated financial statements for the year ended June 30, 2014 as part of the audit of the consolidated financial statements for the year ended June 30, 2015.

The following table presents the aggregate fees billed by Messineo for services rendered for the fiscal years ended June 30, 2015 and 2014:

	Services Billed for the Year Ended June 30,
	2015	2014
Audit Fees (1)	$7,500	$21,500
Audit-Related Fees	0	0
Tax Fees	0	0
All Other Fees	$0	$0
Total	$7,500	$21,500

(1) The Audit fees for the years ended June 30, 2015 were for professional services rendered for the reviews of Company’s quarterly consolidated financial statements, the review of documents filed with the SEC, and consents. The Audit fees for the years ended June 30, 2014 were for professional services rendered for the audits of Company’s consolidated financial statements, the reviews of Company’s quarterly consolidated financial statements, the review of documents filed with the SEC, and consents.

Certain Relationships and Related Transactions

The following table sets forth, as of October 9, 2015, shares of Common Stock beneficially owned by (1) each person (including any group) of more than five (5%) percent of our Common Stock, based solely on Schedule 13D and 13G filings with the Securities and Exchange Commission, and (2) the Company’s directors and officers.

Name of Beneficial Owner	Common Stock Beneficially Owned (1)(2)	Percent of Class (3)
Stephen Squires (4)	28,067,829	8.9
Ghassan Jabbour (5)	9,618,181	3.0
David Doderer (6)	8,241,969	2.6
Craig Lindberg (7)	1,000,000	*
Ray Martin (8)	78,947	*
Daniel Carlson (9)	0	0
Sriram Peruvemba(10)	0	0
Directors and executive officers as a group of 7 persons (11)	47,006,926	14.6
MKM Capital Advisors LLC (12)	23,825,000	7.6
Steven Posner Trust (13)	19,727,941	6.2

 * Less than 1%

(1)	Unless otherwise indicated, ownership represents sole voting and investment power.
(2)	The address for each officer and director named above is c/o the Company at 3055 Hunter Road, San Marcos, TX 78666.
(3)	Based upon 313,849,871 common shares outstanding as of October 9, 2015.
(4)	Includes 26,391,676 shares of common stock owned directly and 9,487 shares of common stock owned by his wife, and warrants to purchase 1,666,666 shares owned by Mr. Squires. Excludes options to purchase 19,031,250 shares owned by Mr. Squires and options to purchase 1,537,500 shares owned by Mrs. Squires which are not currently exercisable by agreement as described above in “Agreements with Officers, Directors and Employees.”
(5)	Includes 5,800,000 shares of common stock and warrants to purchase 3,818,181 shares. The foregoing excludes options to purchase 5,550,000 shares which are not currently exercisable by agreement as described above.
(6)	Includes 6,670,000 shares of common stock and warrants to purchase 1,571,969 shares. The foregoing excludes options to purchase 9,281,250 shares which are not currently exercisable by agreement as described above.
(7)	Includes 1,000,000 shares of common stock. The foregoing excludes options to purchase 14,300,000 shares which are not currently exercisable by agreement as described above and also subject to vesting requirements as described above in “Employment Agreement — Craig Lindberg.”
(8)	Includes 78,947 shares of common stock owned by Mr. Martin’s consulting corporation. The foregoing excludes unvested options to purchase 500,000 shares of common stock which are not currently exercisable.
(9)	Excludes unvested options to purchase 500,000 shares of common stock which are not currently exercisable.
(10)	Excludes unvested options to purchase 500,000 shares of common stock which are not currently exercisable.
(11)	Excludes all options and warrants owned by officers and directors which are not currently exercisable by agreement and are referenced in notes 4 — 9 above.
(12)	Includes 19,000,000 shares of Common Stock owned by MKM Opportunity Fund Ltd. and 3,100,000 shares of Common Stock owned by MKM SP1, LLC. Also includes warrants to purchase 1,625,000 shares, which warrants are subject to provisions which prohibit the exercise of the warrants in the event MKM Opportunity Master Fund Ltd. would own greater than 9.9% of the outstanding shares. The information contained herein is based upon a Schedule 13G filed with the SEC on October 15, 2014.
(13)	Includes 17,102,941 shares of Common Stock. Also includes warrants to purchase 2,625,000 shares, which warrants are subject to provisions which prohibit the exercise of the warrants in the event Steven Posner Trust would own greater than 9.9% of the outstanding shares. The information contained herein is based upon a Schedule 13D filed with the SEC on August 18, 2015.

During the year ended June 30, 2015, the Company sold 3,150,000 shares of common stock to family members of a key executive for total proceeds of $315,000.

Section 16(A) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our executive officers and directors and persons who own more than 10% of a registered class of our equity securities to file with the SEC initial statements of beneficial ownership, reports of changes in ownership and annual reports concerning their ownership of our common stock and other equity securities, on Forms 3, 4 and 5 respectively. Executive officers, directors and greater than 10% stockholders (the “Reporting Persons”) are required by the SEC regulations to furnish us with copies of all Section 16(a) reports that they file.

Based solely on our review of the copies of such forms received by us, or written representations from the Reporting Persons, we believe that John Heaton and Ray Martin each had one Form 4 filed late for the fiscal year ended June 30, 2015. David Doderer recently filed a Form 5 late which pertained to a transaction which occurred in fiscal 2014. Robin Squires became an officer of the Company in January 2013 and ceased being an officer in October 2015. Ms. Squires recently filed a late Form 5 for each of the Company’s fiscal years 2014 and 2015 having missed filing several Form 4 reports during the same periods.

Audit Committee Report

The Audit Committee has reviewed and discussed with the Company’s management and Weaver & Tidwell LLP the audited consolidated financial statements contained in our Annual Report on Form 10-K for the 2015 fiscal year. The Audit Committee has also discussed with Weaver & Tidwell, LLP the matters required to be discussed by Auditing Standard No. 16, Communication with Audit Committees, as adopted by the Public Company Accounting Oversight Board.

The Audit and Finance Committee has received and reviewed the written disclosures and the letter from Weaver & Tidwell, LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communication with the Audit and Finance Committee concerning independence, and has discussed with Weaver & Tidwell, LLP its independence from Quantum.

Based on the review and discussions referred to above, the Audit and Finance Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the 2015 fiscal year for filing with the Securities and Exchange Commission.

Submitted by the Audit and Finance Committee
Mr. Daniel Carlson, Chairman
Ray Martin
Sriram Peruvemba

Stockholder Proposals for the 2016 Annual Meeting

A stockholder who wishes to have a proposal included in our Proxy Statement for the 2016 Annual Meeting of Stockholders must submit the proposal in writing to the Secretary of the Company at our principal executive offices at 3055 Hunter Road, San Marcos, Texas 78666, for receipt no later than September 30, 2016, pursuant to Rule 14a-8(e) under the Securities Exchange Act of 1934 (the “Exchange Act”), assuming that the date of the 2016 Annual Meeting will occur within 30 days of the anniversary of the 2015 Annual Meeting.

A stockholder who wishes to present a proposal at the 2016 Annual Meeting without having it appear in the Proxy Statement must submit notice of the proposal in writing to our Secretary no earlier than September 30, 2016 and no later than October 31, 2016, assuming that the 2015 Annual Meeting occurs on February 17, 2016, and otherwise comply with all requirements of our Bylaws with respect thereto.

If the date of the 2016 Annual Meeting is more than 30 days before or after the anniversary of the 2015 Annual Meeting, then the foregoing deadlines will change and be determined in accordance with the Rule 14a-8 under the Exchange Act (for proposals to be included in the Company’s Proxy Statement) or the Company’s Bylaws (for all other proposals).

Householding Information

Some banks, brokers and other nominees are participating in the practice of “householding” proxy statements and annual reports. This means that beneficial holders of our Common Stock who share the same address or household may not receive separate copies of this Proxy Statement and our 2015 Annual Report on Form 10-K (the “2015 Annual Report”). You may revoke your consent to householding at any time by sending your name, the name of your brokerage firm, and your account number to Empire Stock Transfer, or call (702) 818-5898.

Other Matters

The Board of Directors knows of no other matters to be submitted at the Annual Meeting. If any other matters properly come before the Annual Meeting, then the persons named in the enclosed proxy will vote the shares they represent in such manner as the Board may recommend.

Annual Report on Form 10-K

The Company’s 2015 Annual Report may be obtained, without charge, by writing to the Company at 3055 Hunter Road, San Marcos, Texas 78666, Attention: Investor Relations or by accessing the report on our website at http://www.qmcdots.com.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Stephen Squires
Stephen Squires Chief Executive Officer, President and Chairman of the Board of Directors

APPENDIX A

QUANTUM MATERIALS CORP.
2015 EMPLOYEE BENEFIT AND CONSULTING SERVICES COMPENSATION PLAN

1.            Purpose of the Plan.

This Plan is intended to further the growth and success of the Company and its Affiliates by: (1) providing the Board and management with flexibility to attract, motivate and retain key employees and directors whose present and potential contributions are important to the success of the business; (2) providing additional financial incentive for Participants to excel in their performance of services to the Company and its Affiliates; and (3) directly linking Participants’ compensation with overall growth in the value of the Company and its Affiliates.

This Plan is intended to meet the requirements of Rule 701 of United States securities laws (17 C.F.R. Section 230.701) for exemption from securities registration requirements. It shall be administered and interpreted accordingly.

2.            Definitions.

The following capitalized terms shall have the meanings attributed to them below when used in this Plan.

(a)          Administrator means the Board, any Committee or such delegates as shall be administering the Plan in accordance with Section 4.

(b)          Affiliate means any Subsidiary or other entity that is directly or indirectly controlled by the Company or any entity in which the Company has a significant ownership interest as determined by the Administrator. The Administrator shall, in its sole discretion, determine which entities are classified as Affiliates and designated as eligible to participate in this Plan.

(c)          Applicable Law means all applicable United States Federal and state laws, the requirements under any stock exchange or quotation system on which the Company has listed or submitted for quotation the Common Shares to the extent provided under the terms of the Company’s agreement with such exchange or quotation system and, with respect to Awards subject to the laws of any foreign jurisdiction where Awards are, or will be, granted under the Plan, the laws of such jurisdiction.

(d)          Award means a Stock Award, Stock Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit or Other Stock-Based Award granted in accordance with the terms of the Plan, or any other property (including cash) granted pursuant to the provisions of the Plan.

(e)          Award Agreement means a Stock Award Agreement, Stock Option Agreement, Stock Appreciation Right Agreement, Restricted Stock Agreement, Restricted Stock Unit Agreement or Other Stock-Based Award Agreement, which may be in writing (which shall include written or electronic format), in such form and with such terms as may be specified by the Administrator, evidencing the terms and conditions of an individual Award. Each Award Agreement is subject to the terms and conditions of the Plan. The Award Agreement shall be delivered to the Participant receiving such Award upon, or as promptly as is reasonably practicable following, the grant of such Award. The effectiveness of an Award shall not be subject to the Award Agreement being signed by the Company or the Participant receiving the Award unless specifically so provided in the Award Agreement.

(f)           Awardee means an Employee or Director who has been granted an Award under the Plan.

(g)          Board means the Board of Directors of the Company.

(h)          Change in Control shall mean, except as otherwise provided in an Award Agreement:

(i)            any one person, or group of owners of another corporation who acting together through a merger, consolidation, purchase, acquisition of stock or the like (a "Group"), acquires ownership of Shares of the Company that, together with the Shares held by such person or Group, constitutes more than fifty percent (50%) of the total fair market value or total voting power of the Shares of the Company (or other voting securities of the Company then outstanding). However, if such person or Group is considered to own more than fifty percent (50%) of the total fair market value or total voting power of the Shares (or other voting securities of the Company then outstanding) before this transfer of the Company's Shares (or other voting securities of the Company then outstanding), the acquisition of additional Shares (or other voting securities of the Company then outstanding) by the same person or Group shall not be considered to cause a Change in Control of the Company; or

(ii)           any one person or Group acquires (or has acquired during the twelve (12) month period ending on the date of the most recent acquisition by such person or persons) ownership of Shares (or other voting securities of the Company then outstanding) of the Company possessing thirty-five percent (35%) or more of the total voting power of the Shares (or other voting securities then outstanding) of the Company where such person or Group is not merely acquiring additional control of the Company; or

(iii)          a majority of members of the Company's Board is replaced during any twelve (12) month period by directors whose appointment or election is not endorsed by a majority of the members of the Company's Board prior to the date of the appointment or election (the “Incumbent Board”), but excluding, for purposes of determining whether a majority of the Incumbent Board has endorsed any candidate for election to the Board, any individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a person or Group other than the Company’s Board; or

(iv)         any one person or Group acquires (or has acquired during the twelve (12) month period ending on the date of the most recent acquisition by such person or Group) assets from the Company that have a total gross fair market value equal to or more than forty percent (40%) of the total fair market value of all assets of the Company immediately prior to such acquisition or acquisitions. For this purpose, gross fair market value means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets. A transfer of assets by the Company will not result in a Change in Control if the assets are transferred to:

(1)	a stockholder of the Company (immediately before the asset transfer) in exchange for or with respect to its stock;
(2)	an entity, fifty percent (50%) or more of the total value or voting power of which is owned, directly or indirectly, by the Company immediately after the transfer of assets;
(3)	a person or Group that owns, directly or indirectly, fifty percent (50%) or more of the total value or voting power of all the outstanding stock of the Company; or
(4)	an entity, at least fifty percent (50%) of the total value or voting power of which is owned directly or indirectly, by a person described in subparagraph (h)(i), above; or
(5)	Shareholders of the Company approve a plan of complete liquidation or dissolution of the Company.

However, no Change in Control shall be deemed to have occurred with respect to a Participant by reason of: (1) any event involving a transaction in which the Participant or a group of persons or entities with which the Participant acts in concert, acquires, directly or indirectly, more than thirty percent (30%) of the Shares or the business or assets of the Company; or (2) any event involving or arising out of a proceeding under Title 11 of the United States Code (or the provisions of any future United States bankruptcy law), an assignment for the benefit of creditors or an insolvency proceeding under state or local law.

Notwithstanding the foregoing, if any payment or distribution event applicable to an Award is subject to the requirements of Section 409A(a)(2)(A) of the Code, the determination of the occurrence of a Change in Control shall be governed by applicable provisions of Section 409A(a)(2)(A) of the Code and regulations and rulings issued thereunder for purposes of determining whether such payment or distribution may then occur.

(i)            Code means the United States Internal Revenue Code of 1986, as amended.

(j)            Committee means a committee of Directors appointed by the Board in accordance with Section 4; provided, however, that references to the Committee: (a) shall be read to mean the Board if no Committee is appointed hereunder; and (b) in connection with Awards intended to qualify as “performance-based compensation,” shall mean the Compensation Committee of the Board (or its functional equivalent).

(k)          Common Shares means the common stock of the Company, par value $0.001 per share.

(l)            Company means Quantum Materials Corp., a Nevada corporation, or, except as utilized in the definition of Change in Control, its successor.

(m)         Conversion Award has the meaning set forth in Section 4(b)(xiii) of the Plan.

(n)          Director means a member of the Board.

(o)          Disability means: (i) “Disability” as defined in any employment, consulting or similar agreement to which the Participant is a party, or (ii) if there is no such agreement or it does not define “Disability,” (A) permanent and total disability as determined under the Company’s long-term disability plan applicable to the Participant, or (B) if there is no such plan applicable to the Participant or the Administrator determines otherwise in an applicable Award Agreement, “Disability” as determined by the Administrator. Notwithstanding the above, with respect to an Incentive Stock Option, Disability shall mean permanent and total disability as defined in Section 22(e)(3) of the Code and, with respect to any Award that constitutes “nonqualified deferred compensation” within the meaning of Section 409A of the Code (“Section 409A”), the foregoing definition shall apply for purposes of vesting of such Award, provided that such Award shall not be settled until the earliest of: (i) the Participant’s “disability” within the meaning of Section 409A, (ii) the Participant’s “separation from service” within the meaning of Section 409A and (iii) the date such Award would otherwise be settled pursuant to the terms of the Award Agreement.

(p)          Disaffiliation means a Subsidiary’s or Affiliate’s ceasing to be a Subsidiary or Affiliate for any reason (including, without limitation, as a result of a public offering, or a spin-off or sale by the Company, of the stock of the Subsidiary or Affiliate) or a sale of a division of the Company and its Affiliates.

(q)          Employee means a regular, active employee of the Company or any Affiliate, including an Officer or Director who is also a regular, active employee of the Company or any Affiliate. For any and all purposes under the Plan, the term “Employee” shall not include a person hired as a leased employee or a person otherwise designated by the Administrator, the Company or an Affiliate at the time of hire as not eligible to participate in or receive benefits under the Plan or not on the payroll, even if such ineligible person is subsequently determined to be a common law employee of the Company or an Affiliate or otherwise an employee by any governmental or judicial authority. Unless otherwise determined by the Administrator in its sole discretion, for purposes of the Plan, an Employee shall be considered to have terminated employment and to have ceased to be an Employee if his or her employer ceases to be an Affiliate, even if he or she continues to be employed by such employer.

(r)           Exchange Act means the United States Securities Exchange Act of 1934, as amended.

(s)           Fair Market Value means the closing price for a Common Share reported on a consolidated basis on the exchange on which Common Shares are traded on the date of measurement, or if Common Shares were not traded on such measurement date, then on the next preceding date on which Common Shares were traded, all as reported by such source as the Administrator may select. If the Common Shares are not listed on a securities exchange, Fair Market Value shall be determined in good faith by the Administrator in its sole discretion, taking into account, to the extent appropriate, the requirements of Section 409A (including, without limitation, the requirement that fair market value be determined through the reasonable application of a reasonable valuation method).

(t)            Good Reason means, with respect to any Participant, the meaning ascribed to such term in any employment, severance or change in control agreement entered into by such Participant. If the Participant has not entered into any employment, severance, or change in control agreement with a definition of “Good Reason,” then Good Reason” means the occurrence of one or more of the following events within the two-year period following a Change in Control:

(i)            any material, adverse change in the Participant's duties, responsibilities, authority, title, status or reporting structure;

(ii)           a material reduction in the Participant's base salary; or

(iii)          the Participant’s principal place of employment with the Company is relocated a material distance (which for this purpose shall be deemed to be more than 10 miles) from such Participant’s principal place of employment immediately prior to the Change in Control.

(u)          Grant Date means, with respect to each Award, the date upon which the Award is granted to an Awardee pursuant to this Plan, which may be a designated future date as of which such Award will be effective, as determined by the Administrator.

(v)          Incentive Stock Option means an Option that is identified in the Option Agreement as intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and that actually does so qualify.

(w)         Non-Employee Director means a Director who is not an Employee of the Company.

(x)          Nonqualified Stock Option means an Option that is not an Incentive Stock Option.

(y)          Officer means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act.

(z)           Option means a right granted under Section 8 to purchase a number of Shares or Stock Units at such exercise price, at such times, and on such other terms and conditions as are specified in the agreement or other documents evidencing the Award (the “Option Agreement”). Both Incentive Stock Options and Nonqualified Stock Options may be granted under the Plan.

(aa)        Other Stock-Based Award means an Award granted pursuant to Section 12 on such terms and conditions as are specified in the agreement or other documents evidencing the Award (the “Other Stock-Based Award Agreement”).

(bb)        Participant means the Awardee or any person (including any estate) to whom an Award has been assigned or transferred as permitted hereunder.

(cc)        Plan means this Quantum Materials Corp. 2015 Employee Benefit and Consulting Services Compensation Plan, as set forth herein and as it may be amended from time to time.

(dd)        Retirement means voluntary Termination of Employment by an Employee from the Company and its Affiliates after the Employee has attained age sixty-five (65) and completed at least five (5) years of service with the Company and its Affiliates, provided such Employee has also not breached any agreement required by the Company or one of its Affiliates to refrain from engaging in competition or disclosing confidential information or otherwise adversely affecting the business interests of the Company and its Affiliates.

(ee)        Securities Act means the United States Securities Act of 1933, as amended.

(ff)          Share means a Common Share, as adjusted in accordance with Section 15.

(gg)        Stock Appreciation Right means a right granted under Section 10 on such terms and conditions as are specified in the agreement or other documents evidencing the Award (the “Stock Appreciation Right Agreement”).

(hh)        Stock Award means an award or issuance of Shares made under Section 11, the grant, issuance, retention, vesting or transferability of which is subject during specified periods of time to such conditions (including, without limitation, continued employment or performance conditions) and terms as are expressed in the agreement or other documents evidencing the Award (the “Stock Award Agreement”).

(ii)           Stock Unit means a bookkeeping entry representing an amount equivalent to the Fair Market Value of one Share, payable in cash, property or Shares. Stock Units represent an unfunded and unsecured obligation of the Company, except as otherwise provided for by the Administrator.

(jj)           Stock Unit Award means an award or issuance of Stock Units made under Section 12, the grant, issuance, retention, vesting and/or transferability of which is subject during specified periods of time to such conditions (including, without limitation, continued employment or performance conditions) and terms as are expressed in the agreement or other documents evidencing the Award (the “Stock Unit Award Agreement”).

(kk)        Subsidiary means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, provided each company in the unbroken chain (other than the Company) owns, at the time of determination, stock possessing 50% or more of the total combined voting power of all classes of stock, in one of the other corporations in such chain.

(ll)           Termination for Cause means, unless otherwise provided in an Award Agreement, Termination of Employment on account of any act of fraud or intentional misrepresentation or embezzlement, misappropriation or conversion of assets of the Company or any Affiliate, or the intentional and repeated violation of the written policies or procedures or rules of the Company provided that, for an Employee who is party to an individual severance or employment agreement defining Cause, “Cause” shall have the meaning set forth in such agreement. For purposes of this Plan, a Participant’s Termination of Employment shall be deemed to be a Termination for Cause if, after the Participant’s employment has terminated, facts and circumstances are discovered that would have justified, in the opinion of the Administrator, a Termination for Cause.

(mm)    Termination of Employment means, for purposes of this Plan, unless otherwise determined by the Administrator, ceasing to be an Employee of the Company and any of its Subsidiaries or Affiliates. Unless otherwise determined by the Administrator, if a Participant’s employment with, or membership on, a board of directors of the Company and its Affiliates terminates but such Participant continues to provide services to the Company and its Affiliates in a Non-Employee Director capacity or as an Employee, as applicable, such change in status shall not be deemed a Termination of Employment. A Participant employed by, or performing services for, a Subsidiary or an Affiliate or a division of the Company and its Affiliates shall be deemed to incur a Termination of Employment if, as a result of a Disaffiliation, such Subsidiary, Affiliate, or division ceases to be a Subsidiary, Affiliate or division, as the case may be, and the Participant does not immediately thereafter become an Employee of (or service provider for), or member of the board of directors of, the Company or another Subsidiary or Affiliate. Temporary absences from employment because of illness, vacation or leave of absence and transfers among the Company and its Subsidiaries and Affiliates shall not be considered Terminations of Employment. In addition, Termination of Employment shall mean a “separation from service” as defined in regulations issued under Section 409A whenever necessary to ensure compliance therewith for any payment or settlement of a benefit conferred under this Plan that is subject to Section 409A, and, for such purposes, shall be determined based upon a reduction in the bona fide level of services performed to a level equal to twenty percent (20%) or less of the average level of services performed by the Employee during the immediately preceding 36-month period.

3.            Stock Subject to the Plan.

(a)          Aggregate Limit. Subject to the provisions of Section 15(a), the maximum aggregate number of Shares which may be subject to or delivered under Awards granted under the Plan is fifteen million (15,000,000) Shares; provided, that, subject to the receipt of the approval of the Board and shareholders of the Company in accordance with the Plan and the bylaws of the Company, the maximum aggregate number of Shares which may be subject to or delivered under Awards granted under the Plan may be increased. The Shares issued under the Plan may be either issued Shares reacquired by the Company and held as treasury shares or authorized but unissued Shares. In no event will the Shares that are subject to or delivered under Awards granted under the Plan exceed the number of Shares authorized under the Company’s Articles of Incorporation, as amended from time to time.

(b)          Share Limitations. Subject to Section 15(a), the aggregate number of Shares subject to Awards granted under this Plan during any fiscal year to any one Employee shall not exceed two million and five hundred thousand (2,500,000) Shares, or if an Award is settled in cash, the maximum amount of cash award allocable to any one Employee during any fiscal year shall not exceed one million dollars ($1,000,000). Subject to the provisions of Section 15(a) of the Plan, the aggregate number of Shares that may be issued under the Plan through Incentive Stock Options shall not exceed one hundred thousand (100,000) Shares. Notwithstanding anything to the contrary in the Plan, the limitations set forth in this Section 3(b) shall be subject to adjustment under Section 15(a) only to the extent that such adjustment will not affect the status of any Award intended to qualify as “performance-based compensation” under Section 162(m) of the Code, except as may otherwise be determined by the Administrator.

(c)          Limit on Awards to Directors. Notwithstanding any other provision of the Plan to the contrary, the aggregate Fair Market Value (computed as of the date of grant in accordance with applicable financial accounting rules) of all Awards granted to any Non-Employee Director during any fiscal year shall not exceed one million (1,000,000) Shares or one million dollars ($1,000,000), whichever is greater.

(d)          Share Counting Rules.

(i)            For purposes of this Section 3, Shares subject to Awards that have been canceled, expired, or not issued or forfeited for any reason (in whole or in part) shall not reduce the aggregate number of Shares which may be subject to or delivered under Awards granted under this Plan and shall be available for future Awards granted under this Plan. In addition, Shares subject to Awards that have been canceled, expired, or not issued or forfeited for any reason shall not reduce any other limitation on Shares to which such Shares were subject at the time of the Award, and shall be available for future Awards of the type subject to such limitations.

(ii)           Shares subject to Awards that have been retained by the Company in payment or satisfaction of the purchase price of an Award, and Shares that have been delivered (either actually or constructively by attestation) to the Company in payment or satisfaction of the purchase price of an Award, shall be available for grant under the Plan on a one-for-one basis.

4.            Administration of the Plan.

(a)          Procedure.

(i)            Administrative Bodies. The Plan shall be administered by the Board, any Committee designated by the Board to so administer this Plan and their respective delegates.

(ii)           Section 162(m). To the extent that the Administrator determines it to be desirable to qualify Awards granted hereunder as “performance-based compensation” within the meaning of Code Section 162(m), Awards to “covered employees” (within the meaning of Code Section 162(m)) or to Employees that the Committee determines may be “covered employees” in the future shall be made by a Committee of two or more “outside directors” within the meaning of Section 162(m) of the Code. References herein to the Administrator in connection with Awards intended to qualify as “performance-based compensation” shall mean a Committee of individuals meeting the “outside director” requirements of Code Section 162(m).

(iii)          Rule 16b-3. To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3 promulgated under the Exchange Act (“Rule 16b-3”), Awards to Officers and Directors shall be made by the entire Board or a Committee of two or more “non-employee directors” within the meaning of Rule 16b-3.

(iv)         Other Administration. To the extent required by the rules of the principal securities exchange on which the Shares are traded, the members of the Committee shall also qualify as “independent directors” as set forth in such rules. Except to the extent prohibited by Applicable Law, the Board or a Committee may delegate to a Committee of one or more Directors or to authorized officers of the Company the power to approve Awards to persons eligible to receive Awards under the Plan who are not: (A) subject to Section 16 of the Exchange Act or (B) at the time of such approval, “covered employees” under Section 162(m) of the Code.

(v)          Awards to Directors. The Board shall have the power and authority to grant Awards to Non-Employee Directors, including the authority to determine the number and type of awards to be granted; determine the terms and conditions, not inconsistent with the terms of this Plan, of any award; and to take any other actions the Board considers appropriate in connection with the administration of the Plan.

(vi)         Delegation of Authority for the Day-to-Day Administration of the Plan. Except to the extent prohibited by Applicable Law, the Administrator may delegate to one or more individuals the day-to-day administration of the Plan and any of the functions assigned to it in this Plan. Such delegation may be revoked at any time.

(b)          Powers of the Administrator. Subject to the provisions of the Plan and, in the case of a Committee or delegates acting as the Administrator, subject to the specific duties delegated to such Committee or delegates, the Administrator shall have the authority, in its discretion:

(i)            to select the Employees and Non-Employee Directors of the Company or its Affiliates to whom Awards are to be granted hereunder;

(ii)           to determine the number of Common Shares to be covered by each Award granted hereunder;

(iii)          to determine the type of Award to be granted to the selected Employees and Non-Employee Directors;

(iv)         to determine the Fair Market Value of Shares;

(v)          to approve forms of Award Agreements;

(vi)         to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the purchase price, the time or times when an Award may be exercised (which may or may not be based on performance criteria), the vesting schedule, any vesting or exercisability provisions, terms regarding acceleration of Awards or waiver of forfeiture restrictions, the acceptable forms of consideration for payment for an Award, the term, and any restriction or limitation regarding any Award or the Shares relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine and may be established at the time an Award is granted or thereafter;

(vii)        to correct administrative errors;

(viii)       to construe and interpret the terms of the Plan (including sub-plans and Plan addenda), Awards granted pursuant to the Plan, administrative forms, policies and procedures and any other extrinsic documents relating to the Plan;

(ix)         to adopt forms, rules, policies and procedures relating to the operation and administration of the Plan. Without limiting the generality of the foregoing, the Administrator is specifically authorized: (A) to adopt rules and procedures regarding the conversion of local currency, the shift of tax liability from employer to employee (where legally permitted) and withholding procedures and handling of stock certificates which vary with local requirements, and (B) to adopt sub-plans and Plan addenda as the Administrator deems desirable, to accommodate non-U.S. laws, regulations and practice;

(x)          to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans and Plan addenda;

(xi)         to modify or amend each Award, including, but not limited to, the acceleration of vesting or exercisability; provided, however, that any such modification or amendment: (A) is subject to the plan amendment provisions set forth in Section 16, and (B) may not materially impair any outstanding Award unless agreed to in writing by the Participant, except that such agreement shall not be required if the Administrator determines in its sole discretion that such modification or amendment either: (y) is required or advisable for the Company, the Plan or the Award to satisfy any Applicable Law or to meet the requirements of any accounting standard, or (z) is not reasonably likely to significantly diminish the benefits provided under such Award, or that adequate compensation has been provided for any such diminishment, except following a Change in Control;

(xii)        to allow or require Participants to satisfy withholding tax amounts by electing to have the Company withhold from the Shares to be issued upon exercise of a Nonqualified Stock Option or vesting of a Stock Award that number of Shares having a Fair Market Value equal to the amount required to be withheld. The Fair Market Value of the Shares to be withheld shall be determined in such manner and on such date that the Administrator shall determine or, in the absence of provision otherwise, on the date that the amount of tax to be withheld is to be determined. All elections by a Participant to have Shares withheld for this purpose shall be made in such form and under such conditions as the Administrator may provide;

(xiii)       to authorize conversion or substitution under the Plan of any or all stock options, stock appreciation rights or other stock awards held by awardees of an entity acquired by the Company (the “Conversion Awards”). Any conversion or substitution shall be effective as of the close of the merger or acquisition. The Conversion Awards may be Nonqualified Stock Options or Incentive Stock Options, as determined by the Administrator, with respect to options granted by the acquired entity;

(xiv)       to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Award previously granted by the Administrator;

(xv)        to impose such restrictions, conditions or limitations as it determines appropriate as to the timing and manner of any resale by a Participant or of other subsequent transfers by the Participant of any Shares issued as a result of or under an Award or upon the exercise of an Award, including, without limitation: (A) restrictions under an insider trading policy, (B) restrictions as to the use of a specified brokerage firm for such resale or other transfers, and (C) institution of “blackout” periods on exercises of Awards;

(xvi)       to provide, either at the time an Award is granted or by subsequent action, that an Award shall contain as a term thereof, a right, either in tandem with the other rights under the Award or as an alternative thereto, of the Participant to receive, without payment to the Company, a number of Shares, cash or a combination thereof, the amount of which is determined by reference to the value of the Award; and

(xvii)      to make all other determinations deemed necessary or advisable for administering the Plan and any Award granted hereunder.

(c)          Effect of Administrator’s Decision. All questions arising under the Plan or under any Award shall be decided by the Administrator in its total and absolute discretion. All decisions, determinations and interpretations by the Administrator regarding the Plan, any rules and regulations under the Plan and the terms and conditions of any Award granted hereunder, shall be final and binding on all Participants. The Administrator shall consider such factors as it deems relevant, in its sole and absolute discretion, to making such decisions, determinations and interpretations, including, without limitation, the recommendations or advice of any officer or other employee of the Company and such attorneys, accountants and consultants as it may select.

(d)          Indemnity. To the extent allowable under Applicable Law, each member of the Committee or of the Board and any person to whom the Board or Committee has delegated any of its authority under the Plan shall be indemnified and held harmless by the Company from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by such person in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action or failure to act pursuant to the Plan, and against and from any and all amounts paid by him or her in satisfaction of judgment in such action, suit, or proceeding against him or her; provided he or she gives the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled pursuant to the Company’s Articles of Incorporation, by-laws or regulations, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

5.            Eligibility.

Awards may be granted only to Employees and Directors of the Company or any of its Affiliates; provided, however, that Incentive Stock Options may be granted only to Employees of the Company and its subsidiaries (within the meaning of Section 424(f) of the Code).

6.            Term of Plan.

The Plan shall become effective upon the date of its adoption by the Board (the “Effective Date”), subject to and conditioned upon, the approval of the Plan by shareholders of the Company within twelve (12) months of the Effective Date. The Plan shall be submitted to the shareholders for approval as soon as practicable after the Effective Date but in any event not later than twelve (12) months after the Effective Date. The Plan shall continue in effect for a term of ten (10) years from the Effective Date unless terminated earlier under Section 16 or if the Plan is not approved by the shareholders of the Company within twelve (12) months of the Effective Date. If the Plan is not approved by the shareholders of the Company within twelve (12) months of the Effective Date, the Plan and all Awards granted under the Plan shall be null and void and have no force or effect.

7.            Term of Award.

Subject to the provisions of the Plan, the term of each Award shall be determined by the Administrator and stated in the Award Agreement, and may extend beyond the termination of the Plan. In the case of an Option or a Stock Appreciation Right, the term shall be ten (10) years from the Grant Date or such shorter or longer term as may be provided in the Award Agreement. However, in the case of an Incentive Stock Option granted to an individual who, immediately before the Incentive Stock Option is granted, owns (or is treated as owning) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or Affiliate employing the Awardee or of any related corporation (a “10% Owner”), the term shall be five (5) years from the Grant Date or such shorter term as may be provided in the Award Agreement. An Award granted after the Effective Date and before approval of the Plan by shareholders of the Company is subject to and conditioned upon the approval of the Plan by the shareholders of the Company within twelve (12) months of the Effective Date. If the Plan is not approved by the shareholders of the Company within twelve (12) months of the Effective Date, all Awards shall be null and void and have no force or effect.

8.            Options.

The Administrator may grant an Option or provide for the grant of an Option, either from time to time in the discretion of the Administrator or automatically upon the occurrence of specified events, including, without limitation, the achievement of performance goals or the satisfaction of an event or condition within the control of the Awardee or within the control of others.

(a)          Option Agreement. Each Option Agreement shall contain provisions regarding: (i) the number of Shares that may be issued upon exercise of the Option, (ii) the type of Option, (iii) the exercise price of the Option and the means of payment of such exercise price, (iv) the term of the Option, (v) such terms and conditions regarding the vesting or exercisability of an Option as may be determined from time to time by the Administrator, (vi) restrictions on the transfer of the Option and forfeiture provisions, and (vii) such further terms and conditions, in each case not inconsistent with this Plan, as may be determined from time to time by the Administrator.

(b)          Exercise Price. The per Share exercise price for the Shares to be issued upon exercise of an Option shall be determined by the Administrator, except that the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the Grant Date, except with respect to Conversion Awards, and the per Share exercise price for the Shares to be issued upon exercise of an Incentive Stock Option shall be no less than 110% of the Fair Market Value per Share on the Grant Date if the Incentive Stock Option is granted to a 10% Owner.

(c)          No Option Repricings. Subject to Section 15, the exercise price of an Option may not be reduced without shareholder approval, nor may outstanding Options be cancelled in exchange for cash, other Awards or Options with an exercise price that is less than the exercise price of the original Option, without shareholder approval. In no event may the exercise price of an Option be reduced below the Fair Market Value of the Shares underlying such Option as of the relevant Grant Date.

(d)          No Reload Grants. Options shall not be granted under the Plan in consideration for and shall not be conditioned upon the delivery of Shares to the Company in payment of the exercise price or tax withholding obligation under any other employee stock option.

(e)          Vesting Period and Exercise Dates. Options granted under this Plan shall vest or be exercisable at such time and in such installments during the period prior to the expiration of the Option’s term as determined by the Administrator and as specified in the Option Agreement. In the absence of any specific language in the Option Agreement regarding vesting, each Option will vest in annual installments of 25%, with the first installment vesting on the first anniversary of the grant date, and an additional 25% vesting on each subsequent anniversary of the grant date, until such options are 100% vested. The Administrator shall have the right to make the timing of the ability to exercise any Option granted under this Plan subject to continued active employment, the passage of time or such performance requirements as deemed appropriate by the Administrator. At any time after the grant of an Option, the Administrator may reduce or eliminate any restrictions surrounding any Participant’s right to exercise all or part of the Option.

(f)           Form of Consideration. The Administrator shall determine the acceptable form of consideration for exercising an Option, including the method of payment, either through the terms of the Option Agreement or at the time of exercise of an Option. Acceptable forms of consideration may include:

(i)            cash;

(ii)           certified or bank cashier’s check or wire transfer (denominated in U.S. Dollars);

(iii)          subject to any conditions or limitations established by the Administrator, other Shares which have a Fair Market Value on the date of surrender equal to or greater than the aggregate exercise price of the Shares as to which said Option shall be exercised (it being agreed that the excess of the Fair Market Value over the aggregate exercise price shall be refunded to the Awardee in cash);

(iv)         subject to any conditions or limitations established by the Administrator, the Company withholding Shares otherwise issuable upon exercise of an Option;

(v)          consideration received by the Company under a broker-assisted sale and remittance program acceptable to the Administrator and in compliance with Applicable Law;

(vi)         such other consideration and method of payment for the issuance of Shares deemed appropriate by the Administrator to the extent permitted by Applicable Law; or

(vii)        any combination of the foregoing methods of payment.

(g)          Procedure for Exercise; Rights as a Shareholder.

(i)            Any Option granted hereunder shall be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the applicable Option Agreement.

(ii)           An Option shall be deemed exercised when: (A) the Company receives: (1) written or electronic notice of exercise (in accordance with the Option Agreement or procedures established by the Administrator) from the person entitled to exercise the Option and (2) full payment for the Shares with respect to which the related Option is exercised, and (B) with respect to Nonqualified Stock Options, provisions acceptable to the Administrator have been made for payment of all applicable withholding taxes.

(iii)          Unless provided otherwise by the Administrator or pursuant to this Plan, until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Shares subject to an Option, notwithstanding the exercise of the Option.

(iv)         The Company shall issue (or cause to be issued) such Shares as soon as administratively practicable after the Option is exercised. Such Shares may be issued in the form of a certificate, by book entry, or otherwise, in the Company’s sole discretion. An Option may not be exercised for a fraction of a Share.

(h)          Termination of Employment or Board Membership. The Administrator shall determine as of the Grant Date (but subject to modification subsequent to the Grant Date) the effect a termination from membership on the Board by a Non-Employee Director or a Termination of Employment by an Employee shall have on any Option. Unless otherwise provided in the Award Agreement:

(i)            Termination of Employment or Board Membership by Reason of Death or Disability. If a Participant experiences a Termination of Employment or his or her status as a Non-Employee Director terminates by reason of the Participant’s death or Disability then: (i) unless otherwise determined by the Administrator within 60 days of such death or Disability, to the extent an Option held by such Participant is not vested as of the date of death or Disability, such Option shall automatically terminate on such date, and (ii) to the extent an Option held by such Participant is vested (whether pursuant to its terms, a determination of the Administrator under the preceding clause (i), or otherwise) as of the date of death or Disability, such Option may thereafter be exercised by the Participant, the legal representative of the Participant’s estate, the legatee of the Participant under the will of the Participant, or the distributee of the Participant’s estate, whichever is applicable, for a period of one year (or, with respect to a Nonqualified Stock Option, such other period as the Administrator may specify at or after grant or death or Disability) from the date of death or Disability or until the expiration of the stated term of such Option, whichever period is shorter.

(ii)           Termination of Employment by Reason of Retirement. If a Participant experiences a Termination of Employment by reason of the Participant’s Retirement, then each Nonqualified Stock Option held by the Participant may thereafter be exercised by the Participant according to its terms, including, without limitation, for such period after such Termination of Employment as shall be set forth in the applicable Option Agreement, and each Incentive Stock Option held by such Participant may thereafter be exercised by the Participant for a period of up to three months from the date of such Termination of Employment, or until the expiration of the stated term of such Incentive Stock Option, whichever period is shorter.

(iii)          Other Termination of Employment or Termination of Director Status. If a Participant experiences a Termination of Employment or his or her status as a Non-Employee Director terminates for a reason other than death, Disability or Retirement, including a Non-Employee Director not being re-elected to the Board after his or her term expires, unless otherwise provided in the Option Agreement, any Option that (i) has not vested and is not exercisable as of the effective date of such termination shall be immediately canceled and forfeited on such date, and (ii) is vested and exercisable as of the effective date of such termination shall remain exercisable for up to three months thereafter (or, with respect to Nonqualified Stock Options, such other period as the Administrator may specify at or after grant or Termination of Employment) or until the expiration of the stated term of such Option, whichever period is shorter; provided, however, that, upon a Participant’s Termination for Cause or upon termination of a Participant’s status as a Director by reason of being removed from the Board, any and all outstanding and unexercised Options granted to such Participant shall immediately lapse and be of no force or effect.

(i)            Restrictions on Shares Subject to Stock Options. Shares issued upon the exercise of any Option may be made subject to such disposition, transferability or other restrictions or conditions as the Administrator may determine, in its discretion, and such other restrictions or conditions as may be set forth in the applicable Option Agreement.

(j)            Transferability. Except as otherwise provided in this subsection, Options shall not be transferable, and any attempted transfer (other than as provided in this subsection) shall be null and void. Except for Options transferred as provided in this subsection, all Options shall be exercisable during an Awardee’s lifetime only by the Awardee. Without limiting the generality of the foregoing, Options may be transferred only upon the Awardee’s death and only by will or the laws of descent and distribution and, if the case of such transfer, shall be exercisable only by the transferee or such transferee’s legal representative.

9.            Incentive Stock Option Limitations/Terms.

(a)          Eligibility. Only Employees (who qualify as employees under Section 3401(c) of the Code) of the Company or any of its Subsidiaries may be granted Incentive Stock Options.

(b)          $100,000 Limitation. Notwithstanding the designation “Incentive Stock Option” in an Option Agreement, if and to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Awardee during any calendar year (under all plans of the Company and any of its Subsidiaries) exceeds U.S. $100,000, such Options shall be treated as Nonqualified Stock Options. For purposes of this Section 9(b), Incentive Stock Options shall be taken into account in the order in which they were granted. The Fair Market Value of the Shares shall be determined as of the Grant Date.

(c)          Transferability. The Option Agreement must provide that an Incentive Stock Option is not transferable by the Awardee otherwise than by will or the laws of descent and distribution, and, during the lifetime of such Awardee, must not be exercisable by any other person. If the terms of an Incentive Stock Option are amended to permit transferability beyond that allowed for incentive stock options under Section 422 of the Code, the Option will be treated as a Nonqualified Stock Option.

(d)          Exercise Price. The per Share exercise price of an Incentive Stock Option shall not be inconsistent with the requirements for qualification of the Incentive Stock Option under Section 422 of the Code.

(e)          Other Terms. Option Agreements evidencing Incentive Stock Options shall contain such other terms and conditions as may be necessary to qualify, to the extent determined desirable by the Administrator, with the applicable provisions of Section 422 of the Code. If any such terms and conditions, as of the Grant Date or any later date, do not so comply, the Option will be treated thereafter as a Nonqualified Stock Option.

10.          Stock Appreciation Rights.

A “Stock Appreciation Right” is a right that entitles the Awardee to receive, in cash or Shares (as determined by the Administrator), value equal to or otherwise based on the excess of: (i) the Fair Market Value of a specified number of Shares at the time of exercise over (ii) the aggregate exercise price of the right, as established by the Administrator on the Grant Date. Stock Appreciation Rights may be granted to Awardees either alone (“freestanding”) or in addition to or in tandem with other Awards granted under the Plan and may, but need not, relate to a specific Option granted under Section 8. Any Stock Appreciation Right granted in tandem with an Option may be granted at the same time such Option is granted or at any time thereafter before exercise or expiration of such Option, and shall be based on the Fair Market Value of one Share on the Grant Date or, if applicable, on the Grant Date of the Option with respect to a Stock Appreciation Right granted in exchange for or in tandem with, but subsequent to, the Option (subject to the requirements of Section 409A). All Stock Appreciation Rights under the Plan, other than Conversion Awards, shall be granted subject to the same terms and conditions applicable to Options as set forth in Section 8. The Administrator may impose such other conditions or restrictions on any Stock Appreciation Right as it shall deem appropriate.

11.          Stock Awards.

(a)          Stock Award Agreement. Each Stock Award Agreement shall contain provisions regarding: (i) the number of Shares subject to such Stock Award or a formula for determining such number, (ii) the purchase price of the Shares, if any, and the means of payment for the Shares, (iii) the performance criteria, if any, and level of achievement versus these criteria that shall determine the number of Shares granted, issued, retainable or vested, (iv) such terms and conditions on the grant, issuance, vesting or forfeiture of the Shares as may be determined from time to time by the Administrator, (v) restrictions on the transferability of the Stock Award, (vi) whether the Shares shall, after vesting, be further restricted as to transferability or be subject to repurchase by the Company or forfeiture upon the occurrence of certain events determined by the Administrator, in its sole discretion, and (vii) such further terms and conditions, in each case not inconsistent with this Plan, as may be determined from time to time by the Administrator. The Administrator may, in its sole discretion, waive the vesting restrictions and any other conditions set forth in any Award Agreement under such terms and conditions as the Committee shall deem appropriate, subject to the limitations imposed under Code Section 162(m) in the case of an Award intended to comply with the performance-based exception under Code Section 162(m), unless determined otherwise under the circumstances by the Committee.

(b)          Restrictions and Performance Criteria. The grant, issuance, retention or vesting of Stock Awards issued to Employees may be subject to such performance criteria and level of achievement versus these criteria as the Administrator shall determine, which criteria may be based on financial performance, personal performance evaluations and completion of service by the Awardee. Notwithstanding anything to the contrary herein, the performance criteria for any Stock Award that is intended to satisfy the requirements for “performance-based compensation” under Section 162(m) of the Code (a “Performance Stock Award”) shall be established by the Administrator based on one or more Qualifying Performance Criteria selected by the Administrator and specified in writing not later than ninety (90) days after the commencement of the period of service (or, if earlier, the lapse of 25% of such period) to which the performance goals relate or otherwise within the time period required by the Code or the applicable Treasury Regulations, provided that the outcome is substantially uncertain at that time. Stock Awards for which vesting is not based on the attainment of performance criteria are referred to as “Restricted Stock Awards.”

(c)          Form of Consideration. The Administrator shall determine the acceptable method of payment of the purchase price for a Stock Award, if any, either through the terms of the Stock Award Agreement or at the time of purchase.

(d)          Restrictions and Performance Criteria. The grant, issuance, retention or vesting of Stock Awards issued to Employees may be subject to such performance criteria and level of achievement versus these criteria as the Administrator shall determine, which criteria may be based on financial performance, personal performance evaluations or completion of service by the Awardee. Such Stock Awards are referred to as “Restricted Stock Awards.”

(e)          Termination of Employment or Board Membership. The Administrator shall determine as of the Grant Date (subject to modification subsequent to the Grant Date pursuant to the terms of the Plan or Award Agreement) the effect a termination from membership on the Board by a Non-Employee Director or an Employee’s Termination of Employment shall have on any Stock Award. Unless otherwise provided in the Award Agreement: (i) a Termination of Employment due to Disability or death, or a termination from membership on the Board by a Non-Employee Director due to Disability or death, shall result in vesting of a prorated portion of any Stock Award, based upon the full months of the applicable performance period, vesting period or other period of restriction elapsed as of the end of the month in which the Termination of Employment due to Disability or death or termination from membership on the Board by a Non-Employee Director due to Disability or death occurs over the total number of months in such period; (ii) any Stock Award held by an Employee at Retirement that was granted more than 12 months prior to the date of the Employee’s Retirement shall become 100% vested as of the effective date of such Retirement and, if a performance-based Award, the actual amount of the vested Award shall be determined and certified by the Administrator after the completion of the performance period based on actual performance result; and (iii) any other Termination of Employment or termination from membership on the Board by a Non-Employee Director shall result in immediate cancellation and forfeiture of all outstanding, unvested Stock Awards.

(f)           Share Restrictions. Subject to the provisions of the Plan and the applicable Stock Award Agreement, during such period as may be set by the Administrator in its discretion and as set forth in the applicable Stock Award Agreement (the “Restriction Period”), the Participant shall not be permitted to sell, transfer, pledge, assign or otherwise encumber the Shares issued pursuant to a Stock Award. The Administrator shall have the authority, in its sole discretion, to accelerate the time at which any or all of the restrictions shall lapse with respect to any Shares issued pursuant to a Stock Award, subject to the requirements of Section 162(m), if applicable. Upon the expiration of the Restriction Period without prior forfeiture of the Shares (or rights thereto) subject to the Restriction Period, unrestricted Shares shall be issued and delivered to the Participant.

(g)          Stock Issuance and Restrictive Legends. Upon execution and delivery of a Stock Award Agreement and receipt of payment of the full purchase price, if any, for the Shares subject to the Stock Award Agreement, the Company shall, as soon as administratively practicable thereafter, issue the Shares. Shares may be issued in the form of a certificate, by book entry, or otherwise, in the Company’s sole discretion, and shall bear an appropriate restrictive legend.

(h)          Rights as a Shareholder. Unless otherwise provided for by the Administrator, the Participant shall have the rights equivalent to those of a shareholder and shall be a shareholder only after Shares are issued (as evidenced by a certificate, book entry, or otherwise, in the Company’s sole discretion) to the Participant, including the right to vote the Shares and the right to receive dividends or other distributions with respect to the Shares, but subject to those restrictions placed on the Shares under this Plan and as specified in the applicable Stock Award Agreement. The Administrator may require that Shares issued pursuant to a Stock Award Agreement be held in custody by the Company (or the trustee of a trust set up by the Administrator) until any restrictions thereon have lapsed (in full or in part, in the Administrator’s sole discretion) and that, as a condition of any Stock Award, the applicable Participant shall have delivered to the Company (or trustee, if applicable) a stock power, endorsed in blank, relating to the Shares covered by such Award.

12.          Stock Unit Awards and Other Stock-Based Awards.

(a)          Stock Unit Awards. Each Stock Unit Award Agreement shall contain provisions regarding (i) the number of Shares subject to such Stock Unit Award or a formula for determining such number, (ii) the performance criteria, if any, and level of achievement versus these criteria that shall determine the number of Shares granted, issued, and/or vested, (iv) such terms and conditions on the grant, issuance, vesting and/or forfeiture of the Shares as may be determined from time to time by the Administrator, (v) restrictions on the transferability of the Stock Unit Award, and (vi) such further terms and conditions, in each case not inconsistent with this Plan, as may be determined from time to time by the Administrator. Awards with vesting conditions that are based upon performance criteria and level of achievement versus such criteria are referred to as “Performance Stock Unit Awards” and Awards with vesting conditions that are based upon continued employment or the passage of time are referred to as “Restricted Stock Unit Awards.” The Committee may, in its sole discretion, waive the vesting restrictions and any other conditions set forth in any Award Agreement under such terms and conditions as the Committee shall deem appropriate, subject to the limitations imposed under Code Section 162(m) in the case of an Award intended to comply with the performance-based exception under Code Section 162(m), unless determined otherwise under the circumstances by the Committee.

(b)          Restrictions and Performance Criteria. The grant, issuance, retention or vesting of Stock Unit Awards issued to Employees may be subject to such performance criteria and level of achievement versus these criteria as the Administrator shall determine, which criteria may be based on financial performance, personal performance evaluations or completion of service by the Awardee. Notwithstanding anything to the contrary herein, the performance criteria for any Performance Stock Unit Award that is intended to satisfy the requirements for “performance-based compensation” under Section 162(m) of the Code shall be established by the Administrator based on one or more Qualifying Performance Criteria selected by the Administrator and specified in writing not later than ninety (90) days after the commencement of the period of service (or, if earlier, the elapse of 25% of such period) to which the performance goals relate or otherwise within the time period required by the Code or the applicable Treasury Regulations, provided that the outcome is substantially uncertain at that time.

(c)          Termination of Employment or Board Membership. The Administrator shall determine as of the Grant Date (subject to modification subsequent to the Grant Date) the effect a termination from membership on the Board by a Non-Employee Director for any reason or a Termination of Employment due to (i) Disability, (ii) Retirement, (iii) death, or (iv) otherwise (including Termination for Cause) shall have on any Stock Unit Award. Unless otherwise provided in the Award Agreement, (y) a Termination of Employment due to Disability, death or Retirement or termination from membership on the Board by a Non-Employee Director due to Disability or death shall result in vesting of a prorated portion of any Stock Unit Award, based upon the full months of the applicable performance period, vesting period or other period of restriction elapsed as of the end of the month in which the Termination of Employment due to Disability, death or Retirement or termination from membership on the Board by a Non-Employee Director due to Disability or death occurs over the total number of months in such period; and (z) any other Termination of Employment or termination from membership on the Board by a Non-Employee Director shall result in immediate cancellation and forfeiture of all outstanding, unvested Stock Unit Awards.

(d)          Rights as a Shareholder. Unless otherwise provided for by the Administrator, the Participant shall have the rights equivalent to those of a shareholder and shall be a shareholder only after Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) and delivered to the Participant.

(e)          Other Stock-Based Award. An “Other Stock-Based Award” means any other type of equity-based or equity-related Award not otherwise described by the terms of this Plan (including the grant or offer for sale of unrestricted Shares), in such amount and subject to such terms and conditions as the Administrator shall determine. Such Awards may involve the transfer of actual Shares to Participants, or payment in cash or otherwise of amounts based on the value of Shares or pursuant to a cash basis performance goal. Each Other Stock-Based Award will be evidenced by an Award Agreement containing such terms and conditions as may be determined by the Administrator.

(f)           Value of Other Stock-Based Awards. Each Other Stock-Based Award shall be expressed in terms of Shares or units based on Shares or a target amount of cash, as determined by the Administrator. The Administrator may establish performance goals in its discretion. If the Administrator exercises its discretion to establish performance goals, the number and/or value of Other Stock-Based Awards that will be paid out to the Participant will depend on the extent to which the performance goals are met. Notwithstanding anything to the contrary herein, the performance criteria for any Other Stock-Based Award that is intended to satisfy the requirements for “performance-based compensation” under Section 162(m) of the Code shall be established by the Administrator based on one or more Qualifying Performance Criteria selected by the Administrator and specified in writing not later than ninety (90) days after the commencement of the period of service (or, if earlier, the elapse of 25% of such period) to which the performance goals relate and otherwise within the time period required by the Code and the applicable Treasury Regulations, provided that the outcome is substantially uncertain at that time.

(g)          Payment of Other Stock-Based Awards. Payment, if any, with respect to Other Stock-Based Awards shall be made in accordance with the terms of the Award, in cash, Shares or a combination thereof, as the Administrator determines.

(h)          Termination of Employment or Board Membership. The Administrator shall determine as of the Grant Date (subject to modification subsequent to the Grant Date) the effect a termination from membership on the Board by a Non-Employee Director for any reason or a Termination of Employment due to (i) Disability, (ii) Retirement, (iii) death, or (iv) otherwise (including Termination for Cause) shall have on any Other Stock-Based Award. Unless otherwise provided in the Award Agreement, (y) a Termination of Employment due to Disability, death or Retirement or termination from membership on the Board by a Non-Employee Director due to Disability or death shall result in vesting of a prorated portion of any Other Stock-Based Award, based upon the full months of the applicable performance period, vesting period or other period of restriction elapsed as of the end of the month in which the Termination of Employment due to Disability, death or Retirement or termination of Board membership due to Disability or death occurs over the total number of months in such period; and (z) any other Termination of Employment or termination from Board membership shall result in immediate cancellation and forfeiture of all outstanding, unvested Other Stock-Based Awards.

13.          Other Provisions Applicable to Awards.

(a)          Non-Transferability of Awards. Unless determined otherwise by the Administrator, an Award may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by beneficiary designation, will or by the laws of descent or distribution, including but not limited to any attempted assignment or transfer in connection with the settlement of marital property or other rights incident to a divorce or dissolution, and any such attempted sale, assignment or transfer shall be of no effect prior to the date an Award is vested and settled. The Administrator may only make an Award transferable to an Awardee’s family member or any other person or entity provided the Awardee does not receive consideration for such transfer. If the Administrator makes an Award transferable, either as of the Grant Date or thereafter, such Award shall contain such additional terms and conditions as the Administrator deems appropriate, and any transferee shall be deemed to be bound by such terms upon acceptance of such transfer.

(b) Qualifying Performance Criteria. For purposes of this Plan, the term “Qualifying Performance Criteria” shall mean any one or more of the following performance criteria, either individually, alternatively or in any combination, applied to either the Company as a whole or to a Subsidiary, business unit, Affiliate or business segment, either individually, alternatively or in any combination, and measured either annually or cumulatively over a period of years, on an absolute basis or relative to a pre-established target, to previous years’ results or to a designated comparison group, in each case as specified by the Committee in the Award or by duly adopted resolution: (i) basic or diluted earnings per share; (ii) cash flow or free cash flow or net cash from operating activity; (iii) earnings (including gross margin, earnings before or after interest and taxes, earnings before taxes, and net earnings); (iv) growth in earnings or earnings per share; (v) stock price or change in stock price; (vi) return on equity or average shareholders’ equity; (vii) total shareholder return; (viii) return on capital or change in working capital; (ix) return on assets or operating assets; (x) return on investments; (xi) revenue or gross profits; (xii) revenue growth; (xiii) earnings before interest, taxes, depreciation and amortization; (xiv) net income or net income growth; (xv) pretax income before allocation of corporate overhead and bonus; (xvi) operating income or net operating income or operating income growth; (xvii) operating profit or net operating profit (whether before or after taxes); (xviii) operating margin or operating margin growth; (xix) return on operating revenue; (xx) working capital or net working capital; (xxi) any other Generally Accepted Accounting Principles (“GAAP”) financial measures; (xxii) market share; (xxiii) capital expenditures; (xxiv) capital expenditures as a percentage of total capitalization; (xxv) overhead or other expense or cost reduction; (xxvi) growth in shareholder value relative to the moving average of a peer group or equity market index; (xxvii) credit rating; (xxviii) asset quality; (xxix) cost saving levels; (xxx) core non-interest income; (xxxi) strategic plan development and implementation; (xxxii) improvement in workforce diversity; (xxxiii) customer satisfaction; (xxxiv) employee satisfaction; (xxxv) management succession plan development and implementation; and (xxxvi) employee or customer retention. With respect to any Award that is intended to satisfy the requirements for “performance-based compensation” under Section 162(m) of the Code, the performance criteria must be Qualifying Performance Criteria, and the Administrator will (within the first quarter of the performance period, but in no event more than ninety (90) days into that period) establish the specific performance targets (including thresholds and whether to exclude certain extraordinary, non-recurring, or similar items) and Award amounts (subject to the right of the Administrator to exercise discretion to reduce payment amounts following the conclusion of the performance period). Extraordinary, non-recurring items that may be the basis of adjustment include acquisitions or divestitures, restructurings, discontinued operations, extraordinary items, and other unusual or non-recurring charges, an event either not directly related to the operations of the Company, Subsidiary, division, business segment or business unit or not within the reasonable control of management, the cumulative effects of tax or accounting changes in accordance with U.S. generally accepted accounting principles, and foreign exchange gains or losses.

(c) Certification. Prior to the payment of any compensation under an Award intended to qualify as “performance-based compensation” under Section 162(m) of the Code, the Administrator shall certify in writing the extent to which any Qualifying Performance Criteria and any other material terms under such Award have been satisfied (other than in cases where such criteria relate solely to the increase in the value of the Common Shares). In addition, any performance based Award that is subject to ratable vesting upon an Awardee’s Retirement (determined by the portion of the performance period during which the Awardee was an Employee of the Company or an Affiliate) shall have the final Award amount determined based upon applying the ratable portion of the Award that is vested to the amount of the full Award certified as earned based on actual performance results after the completion of the performance period.

(d) Discretionary Adjustments Pursuant to Section 162(m). Notwithstanding satisfaction or completion of any Qualifying Performance Criteria, to the extent specified as of the Grant Date, the number of Shares, Options or other benefits granted, issued, retainable and/or vested under an Award on account of satisfaction of such Qualifying Performance Criteria may be reduced (but not increased) by the Administrator on the basis of such further considerations as the Administrator in its sole discretion shall determine.

(e) Restriction on Exercise after Termination. Notwithstanding any provision of this Plan to the contrary, no unexercised right created under the Plan (an “Unexercised Right”) and held by the Participant on the date of his or her Termination of Employment for any reason or, if the Participant is a Non-Employee Director, the date of termination of the Participant’s status as a Director for any reason, shall be exercisable after such termination if, prior to such exercise, the Participant: (i) takes other employment or renders services to others without the written consent of the Company, (ii) violates any non-competition, confidentiality, conflict of interest, or similar provisions set forth in the Award Agreement pursuant to which such Unexercised Right was awarded, or (iii) otherwise conducts himself or herself in a manner adversely affecting the Company in the sole discretion of the Administrator.

(f) Securities Law Restrictions. No right under the Plan shall be exercisable and no Share shall be delivered under the Plan except in compliance with all applicable federal and state securities laws and regulations. The Company shall not be required to deliver any Shares or other securities under the Plan prior to registration or other qualification of the Shares or other securities under any applicable state or federal law, rule or regulations as the Administrator shall determine to be necessary or advisable, in its sole discretion.

The Administrator may require each person acquiring Shares under the Plan to: (i) represent and warrant to and agree with the Company in writing that such person is acquiring the Shares without a view to the distribution thereof, and (ii) make such additional representations, warranties, and agreements with respect to the investment intent of such person or persons as the Administrator may reasonably request. Any certificates for such Shares may include any legend which the Administrator deems appropriate to reflect any restrictions on transfer.

All Shares or other securities delivered under the Plan shall be subject to such stop-transfer orders and other restrictions as the Administrator may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, and stock exchange upon which the Shares are then listed, and any applicable federal or state securities law, and the Administrator may cause a legend or legends to be put on any certificates evidencing such Shares to make appropriate reference to such restrictions.

Notwithstanding any provision of the Plan or any Award Agreement executed pursuant to the Plan, the Company’s obligations under the Plan and such Award Agreement shall be subject to all applicable laws, rules and regulations and to such approvals as may be required by any governmental or regulatory agencies, including, without limitation, any stock exchange on which the Company’s Shares may then be listed.

14.          Dividends and Dividend Equivalents.

Awards other than Options and Stock Appreciation Rights may provide the Awardee with the right to receive dividend payments or dividend equivalent payments on the Shares subject to the Award, whether or not such Award is vested. Notwithstanding the foregoing, dividends or dividend equivalents shall not be paid with respect to Stock Unit Awards and Other Stock-Based Awards that vest based on the achievement of performance goals prior to the date the performance goals are satisfied and the Award is earned, and then shall be payable only with respect to the number of Shares or Stock Units actually earned under the Award. Such payments may be made in cash, Shares or Stock Units or may be credited as cash or Stock Units to an Awardee’s account and later settled in cash or Shares or a combination thereof, all as determined by the Administrator. Such payments and credits may be subject to such conditions and contingencies as the Administrator may establish.

15.          Adjustments upon Changes in Capitalization, Organic Change or Change in Control.

(a)          Adjustment Clause. In the event of: (i) a stock dividend, stock split, reverse stock split, share combination, or recapitalization or similar event affecting the capital structure of the Company, or (ii) a merger, consolidation, acquisition of property or shares, separation, spin-off, reorganization, stock rights offering, liquidation, Disaffiliation, or similar event affecting the Company or any of its Subsidiaries (each, an “Organic Change”), the Administrator or the Board may in its discretion make such substitutions or adjustments as it deems appropriate and equitable to (i) the Share limitations set forth in Section 3, (ii) the number and kind of Shares covered by each outstanding Award, and (iii) the price per Share subject to each such outstanding Award. In the case of Organic Changes, such adjustments may include, without limitation: (x) the cancellation of outstanding Awards in exchange for payments of cash, property or a combination thereof having an aggregate value equal to the value of such Awards, as determined by the Administrator or the Board in its sole discretion (it being understood that in the case of an Organic Change with respect to which shareholders receive consideration other than publicly traded equity securities of the ultimate surviving entity, any such determination by the Administrator that the value of an Option or Stock Appreciation Right shall for this purpose be deemed to equal the excess, if any, of the value of the consideration being paid for each Share pursuant to such Organic Change over the exercise price of such Option or Stock Appreciation Right shall conclusively be deemed valid); (y) the acceleration of vesting of such Awards or the substitution of other property (including, without limitation, cash or other securities of the Company and securities of entities other than the Company) for the Shares subject to outstanding Awards; and (z) in connection with any Disaffiliation, arranging for the assumption of Awards, or replacement of Awards with new awards based on other property or other securities (including, without limitation, other securities of the Company and securities of entities other than the Company), by the affected Subsidiary, Affiliate, or division or by the entity that controls such Subsidiary, Affiliate, or division following such Disaffiliation (as well as any corresponding adjustments to Awards that remain based upon Company securities). The Committee may adjust in its sole discretion the Qualifying Performance Criteria applicable to any Awards to reflect any Share Change and any Organic Change and any unusual or non-recurring events and other extraordinary items, impact of charges for restructurings, discontinued operations, and the cumulative effects of accounting or tax changes, each as defined by generally accepted accounting principles or as identified in the Company’s financial statements, notes to the financial statements, management’s discussion and analysis or the Company’s other SEC filings, provided that in the case of Qualifying Performance Criteria applicable to any performance-based Awards intended to qualify under Code Section 162(m), such adjustment does not violate Section 162(m) of the Code. Any adjustment under this Section 15(a) need not be the same for all Participants and the Board’s and the Administrator’s determination of the adjustments appropriate to be made under this Section 15(a) shall be conclusive upon all Participants under the Plan.

(b)          Change in Control. Subject to Section 15(a), unless otherwise provided in the applicable Award Agreement, in connection with a Change in Control, the Administrator may make such adjustments or settlements of outstanding Awards as it deems appropriate and consistent with the Plan’s purposes, including, without limitation, the acceleration of vesting of Awards upon a Change in Control and/or upon various Terminations of Employment or termination of Board membership following a Change in Control. The Administrator may provide for such adjustments as a term of the Award or may make such adjustments following the granting of the Award. In the absence of any provision in the applicable Award Agreement or any determination by the Administrator, the following acceleration, exercisability and valuation provisions shall apply:

(i)            On the date that such Change in Control occurs, any or all Options and Stock Appreciation Rights awarded under this Plan not previously exercisable and vested shall become fully exercisable and vested.

(ii)           On the date that such Change in Control occurs, the restrictions and conditions applicable to any or all Stock Awards, Stock Unit Awards and Other Stock-Based Awards shall lapse and such Awards shall be fully vested; provided, however, that no Award that has previously been terminated shall vest as a result of the Change in Control. Unless otherwise provided in an Award Agreement at the Grant Date, upon the occurrence of a Change in Control, any performance based Award shall be deemed fully earned at the target amount as of the date on which the Change in Control occurs. All Stock Awards, Stock Unit Awards and Other Stock-Based Awards shall be settled or paid within thirty (30) days of vesting hereunder. Notwithstanding the foregoing, if the applicable Award is “nonqualified deferred compensation” for purposes of Section 409A and the Change in Control would not qualify as a permissible date of distribution under Section 409A(a)(2)(A) of the Code, the Awardee shall be entitled to receive the Award from the Company on the date that would have applied absent this provision.

(iii)          Upon the occurrence of a Change in Control of the Company, each Option and Stock Appreciation Right outstanding shall terminate within a specified number of days after notice to the Participant, unless the Company has determine that each Participant shall receive, with respect to each Share subject to such Option or Stock Appreciation Right, an amount equal to the excess of the Fair Market Value of such Share immediately prior to the occurrence of such Change in Control over the exercise price per Share of such Option or Stock Appreciation Right; such amount to be payable in cash, in one or more kinds of stock or property (including the stock or property, if any, payable in the transaction) or in a combination thereof, as the Company, in its discretion, shall determine, and if there is no excess value, the Company may, in its discretion, cancel such Awards.

(c)          Section 409A. Notwithstanding the foregoing: (i) any adjustments made pursuant to Section 15(a) to Awards that are considered “deferred compensation” within the meaning of Section 409A shall be made in compliance with the requirements of Section 409A; (ii) any adjustments made pursuant to Section 15(a) to Awards that are not considered “deferred compensation” subject to Section 409A shall be made in such a manner as to ensure that, after such adjustment, the Awards either continue not to be subject to Section 409A or comply with the requirements of Section 409A; (iii) the Administrator shall not have the authority to make any adjustments pursuant to Section 15(a) to the extent that the existence of such authority would cause an Award that is not intended to be subject to Section 409A to be subject thereto; and (iv) if any Award is subject to Section 409A, Section 15(b) shall be applicable only to the extent specifically provided in the Award Agreement and permitted pursuant to Section 24 in order to ensure that such Award complies with Section 409A.

16.          Amendment and Termination of the Plan.

(a)          Amendment and Termination. The Board, without further action on the part of the shareholders of the Company, may from time to time amend, suspend or alter the Plan or any Award Agreement and may terminate the Plan or any Award Agreement at any time; provided, however, that any such amendment shall be subject to approval of the shareholders of the Company in the manner and to the extent required by Applicable Law. In addition, without limiting the foregoing, unless approved by the shareholders of the Company and subject to Section 15(a), no such amendment shall be made that would:

(i)            increase the maximum aggregate number of Shares which may be subject to Awards granted under the Plan;

(ii)           reduce the minimum exercise price for Options or Stock Appreciation Rights granted under the Plan;

(iii)          reduce the exercise price of outstanding Options or Stock Appreciation Rights;

(iv)         materially modify the requirements as to eligibility for participation in the Plan;

(v)          extend the maximum option period of Options granted under the Plan; or

(vi)         effect any other change which requires shareholder approval under Applicable Law.

Subject to the above provisions, the Board shall have the authority to amend the Plan to take into account changes in applicable tax and securities laws and accounting rules, as well as other developments.

(b)          Effect of Amendment or Termination. No amendment, suspension or termination of the Plan shall materially impair the rights of any Participant with respect to an outstanding Award, unless mutually agreed otherwise between the Participant and the Administrator, which agreement must be in writing and signed by the Participant and the Company, except that no such agreement shall be required if the Administrator determines in its sole discretion that such amendment either (i) is required or advisable in order for the Company, the Plan or the Award to satisfy any Applicable Law or to meet the requirements of any accounting standard, or (ii) is not reasonably likely to significantly diminish the benefits provided under such Award, or that any such diminishment has been adequately compensated. Termination of the Plan shall not affect the Administrator’s ability to exercise the powers granted to it hereunder with respect to Awards granted under the Plan prior to the date of such termination.

(c)          Effect of the Plan on Other Arrangements. Neither the adoption of the Plan by the Board nor the submission of the Plan to the shareholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it or they may deem desirable, including without limitation, the granting of restricted shares or restricted share units or stock options otherwise than under the Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

17.          Designation of Beneficiary.

(a)          An Awardee may file a written designation of a beneficiary who is to receive the Awardee’s rights pursuant to Awardee’s Award or the Awardee may include his or her Awards in an omnibus beneficiary designation for all benefits under the Plan. To the extent that Awardee has completed a designation of beneficiary while employed with the Company or an Affiliate, such beneficiary designation shall remain in effect with respect to any Award hereunder until changed by the Awardee to the extent enforceable under Applicable Law.

(b)          Such designation of beneficiary may be changed by the Awardee at any time by written notice. Upon the death of an Awardee and in the absence of a beneficiary validly designated under the Plan who is living at the time of such Awardee’s death, the Company shall allow the legal representative of the Awardee’s estate to exercise the Award.

18.          No Right to Awards or to Employment.

No person shall have any claim or right to be granted an Award and the grant of any Award shall not be construed as giving an Awardee the right to continue in the employ of the Company or its Affiliates and shall not restrict or interfere in any way with the right of the Company or its Affiliates to terminate the Awardee’s employment at any time, with or without Cause. Further, the Company and its Affiliates expressly reserve the right, at any time, to dismiss any Employee or Awardee at any time without liability or any claim under the Plan, except as provided herein or in any Award Agreement entered into hereunder.

19.          Legal Compliance.

Shares shall not be issued pursuant to an Option, Stock Appreciation Right, Stock Award, Stock Unit Award or Other Stock-Based Award unless such Option, Stock Appreciation Right, Stock Award, Stock Unit or Other Stock-Based Award and the issuance and delivery of such Shares shall comply with Applicable Law and shall be further subject to the approval of counsel for the Company with respect to such compliance. Unless the Awards and Shares covered by this Plan have been registered under the Securities Act or the Company has determined that such registration is unnecessary, each person receiving an Award and/or Shares pursuant to any Award may be required by the Company to give a representation in writing that such person is acquiring such Shares for his or her own account for investment and not with a view to, or for sale in connection with, the distribution of any part thereof.

20.          Inability to Obtain Authority.

To the extent the Company is unable to or the Administrator deems it unfeasible to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be advisable or necessary to the lawful issuance and sale of any Shares hereunder, the Company shall be relieved of any liability with respect to the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

21.          Reservation of Shares.

The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan; provided however, that the Board of Directors may, in its sole discretion, suspend the Company’s obligation to reserve an adequate number of Shares for a period of up to twelve (12) months.

22.          Notice.

Any written notice to the Company required by any provisions of this Plan shall be addressed to the Secretary of the Company and shall be effective when received. Any notice to a Participant hereunder shall be addressed to the last address of record with the Company and shall be effective when sent via first class mail, courier service, or electronic mail to such last address of record.

23.          Governing Law.

Except to the extent preempted by United States Federal law or as otherwise expressly provided herein, the Plan and Award Agreements and all determinations made and actions taken pursuant hereto shall be interpreted in accordance with and governed by the substantive, internal laws of the state of Texas, without giving effect to any choice or conflict of law provisions, rules or principles.

24.          Interpretation of Plan and Awards.

(a)          The headings preceding the text of the sections hereof are inserted solely for convenience of reference, and shall not constitute a part of the Plan, nor shall they serve as a basis for interpretation of the Plan.

(b)          Any reference to a provision of law, regulation or rule shall be deemed to include a reference to the successor of such law, regulation or rule.

(c)          Any reference to a particular section of the Code or legislative Act shall be deemed to include a reference to all regulations and other lawful guidance interpreting, construing or implementing such section or Act.

(d)          To the extent consistent with the context, any masculine term shall include the feminine, and vice versa, and the singular shall include the plural, and vice versa.

25.          Successors and Assigns.

The terms of the Plan and any Award shall inure to the benefit of, and be binding upon, the parties hereto and their respective permitted heirs, beneficiaries, successors and assigns.

26.          Illegality, Invalidity and Unenforceability.

If any provision of the Plan or any Award granted under the Plan is declared to be illegal, invalid or otherwise unenforceable by a court of competent jurisdiction, such provision shall be reformed, if possible, to the extent necessary to render it legal, valid and enforceable, or otherwise deleted, and the remainder of the terms of the Plan and/or Award shall not be affected except to the extent necessary to reform or delete such illegal, invalid or unenforceable provision.

27.          Section 409A.

It is the intention of the Company that no Award be “deferred compensation” subject to Section 409A, unless and to the extent that the Administrator specifically determines otherwise, and the Plan and the terms and conditions of all Awards shall be interpreted accordingly. The terms and conditions governing any Awards that the Administrator determines will be subject to Section 409A, including any rules for elective or mandatory deferral of the delivery of cash or Shares pursuant thereto and any rules regarding treatment of such Awards upon a Change in Control, shall be set forth in the applicable Award Agreement, deferral election forms and procedures, and rules established by the Administrator, and shall comply in all respects with Section 409A. The following rules will apply to Awards intended to be subject to Section 409A (“409A Awards”):

(a)          If a Participant is permitted to elect to defer an Award or any payment under an Award, such election will be permitted only at times in compliance with Code Section 409A, including applicable transition rules thereunder.

(b)          The Company shall have no authority to accelerate distributions relating to 409A Awards, other than any authority expressly permitted under Section 409A and, as applicable, Section 162(m).

(c)          Any distribution pursuant to a 409A Award following a Termination of Employment that would be subject to Code Section 409A(a)(2)(A)(i) as a distribution following a separation from service of a “specified employee” as defined under Code Section 409A(a)(2)(B)(i), shall occur no earlier than the date immediately following the expiration of the six-month period after such Termination of Employment.

(d)          In the case of any distribution pursuant to a 409A Award, if the timing of such distribution is not otherwise specified in the Plan, an Award Agreement or other governing document, the distribution shall be made not later than the end of the calendar year during which the settlement of the 409A Award is specified to occur.

(e)          In the case of an Award providing for distribution or settlement upon vesting or the lapse of a risk of forfeiture, if the time of such distribution or settlement is not otherwise specified in the Plan, an Award Agreement or other governing document, the distribution or settlement shall be made not later than March 15 of the year following the year in which the Award vested or the risk of forfeiture lapsed.

(f)           Notwithstanding anything herein to the contrary, in no event shall the Company or the Administrator be liable for the payment of, or any gross up payment in connection with, any taxes, penalties or interest owed by the Participant pursuant to Code Section 409A.

28.          Limitation on Liability.

The Company and any Affiliate which is in existence or hereafter comes into existence shall not be liable to a Participant, an Employee, an Awardee or any other person as to:

(a)          The Non-Issuance of Shares. The non-issuance or sale of Shares as to which the Company has been unable to obtain from any regulatory body having jurisdiction the authority deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder; and

(b)          Tax or Exchange Control Consequences. Any tax consequence expected, but not realized, or any exchange control obligation owed, by any Participant, Employee, Awardee or other person due to the receipt, exercise or settlement of any Option or other Award granted hereunder.

No member of the Board of the Committee shall have any liability for any determination or other action made or taken in good faith with respect to the Plan or any Award granted under the Plan.

29.          Unfunded Plan.

Insofar as it provides for Awards, the Plan shall be unfunded. Although bookkeeping accounts may be established with respect to Awardees who are granted Stock Awards, Stock Unit Awards or Other Stock-Based Awards under this Plan, any such accounts will be used merely as a bookkeeping convenience. The Company shall not be required to segregate any assets which may at any time be represented by Awards, nor shall this Plan be construed as providing for such segregation. Neither the Company nor the Administrator shall be deemed to be a trustee of Shares or cash to be awarded under the Plan. Any liability of the Company to any Participant with respect to an Award shall be based solely upon any contractual obligations which may be created by the Plan; no such obligation of the Company shall be deemed to be secured by any pledge or other encumbrance on any property of the Company and nothing contained herein shall give any Participant or transferee any rights that are greater than those of a general creditor of the Company. Neither the Company nor the Administrator shall be required to give any security or bond for the performance of any obligation which may be created by this Plan.

30.          Foreign Employees

Awards may be granted hereunder to Employees and Non-Employee Directors who are foreign nationals, who are located outside the United States or who are not compensated from a payroll maintained in the United States, or who are otherwise subject to (or could cause the Company to be subject to) legal or regulatory provisions of countries or jurisdictions outside the United States, on such terms and conditions different from those specified in the Plan as may, in the judgment of the Administrator, be necessary or desirable to foster and promote achievement of the purposes of the Plan, and, in furtherance of such purposes, the Administrator may make such modifications, amendments, procedures, or subplans as may be necessary or advisable to comply with such legal or regulatory provisions.

31.          Tax Withholding.

Each Participant shall pay to the Company, or make arrangements satisfactory to the Company regarding the payment of, any federal, state, local or foreign taxes of any kind required by law to be withheld with respect to any Award under the Plan no later than the date as of which any amount under such Award first becomes includible in the gross income of the Participant for any tax purposes with respect to which the Company has a tax withholding obligation. Unless otherwise determined by the Company, withholding obligations may be settled with Shares, including Shares that are part of the Award that gives rise to the withholding requirement; provided, however, that not more than the legally required minimum withholding may be settled with Shares. The obligations of the Company under the Plan shall be conditional on such payment or arrangements, and the Company and its Affiliates shall, to the extent permitted by law, have the right to deduct any such taxes from any vested Shares or any other payment due to the Participant at that time or at any future time. The Administrator may establish such procedures as it deems appropriate, including making irrevocable elections, for the settlement of withholding obligations with Shares.

32.          Cancellation of Award; Forfeiture of Gain.

Notwithstanding anything to the contrary contained herein, an Award Agreement may provide that the Award will be cancelled and the Participant will forfeit the Shares or cash received or payable on the vesting or exercise of the Award, and that the amount of any proceeds of the sale or gain realized on the vesting or exercise of the Award must be repaid to the Company, under such conditions as may be required by Applicable Law or established by the Administrator in its sole discretion.

PROXY CARD

QUANTUM MATERIALS CORP.

ANNUAL MEETING OF STOCKHOLDERS

WEDNESDAY, FEBRUARY 17, 2016

The undersigned hereby appoints Stephen Squires and Craig Lindberg, and each of them individually, with full powers of substitution, to act as attorneys and proxies for the undersigned to vote all shares of common stock of Quantum Materials Corp. (the “Company”) that the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Corporation to be held at 3055 Hunter Road, San Marcos, Texas 78666 on Wednesday, February 17, 2016 at 10:00 a.m., local time. The official proxy committee is authorized to cast all votes to which the undersigned is entitled as follows:

	FOR	WITHHOLD

1. The election as directors of Stephen Squires, David Doderer, Ray Martin, Daniel Carlson and Sriram Peruvemba, each to serve for a one-year term.

INSTRUCTION: To withhold your vote for one or more nominees, write the name of the nominee(s) on the following lines.

______________________________

______________________________

______________________________

______________________________

______________________________

	☐	☐
	FOR	AGAINST	ABSTAIN
2. The approval of the Quantum Materials Corp. 2015 Employee Benefit and Consulting Services Compensation Plan;	☐	☐	☐
3. The ratification of the appointment of Weaver & Tidwell, LLP as the Company’s independent auditors for the year ending June 30, 2015; and	FOR ☐	AGAINST ☐	ABSTAIN ☐

such other matters as may properly come before the Annual Meeting, or any adjournments thereof. At the present time, the Board of Directors knows of no other business to be presented at the annual meeting.

The Board of Directors recommends a vote “FOR” the listed proposals.

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE PROPOSALS STATED ABOVE. IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING, THIS PROXY WILL BE VOTED AS DIRECTED BY A MAJORITY OF THE BOARD OF DIRECTORS.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The undersigned acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Annual Meeting and a Proxy Statement, dated January 29, 2016.

Dated: _________________________

PRINT NAME OF STOCKHOLDER	SIGNATURE OF STOCKHOLDER

If your stock is jointly owned, only one stockholder needs to sign. When signing as attorney, executor, administrator, trustee or guardian, please give your full title.

Please complete, sign and date this proxy and return it promptly to Quantum Materials Corp., 3055 Hunter Road, San Marcos, Texas 78666, Attn: Chief Executive Officer.